UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-23112

JANUS DETROIT STREET TRUST

(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Kathyrn L. Santoro 151 Detroit Street Denver, Colorado 80206-4805	Eric S. Purple Stradley Ronon Stevens & Young, LLP 1250 Connecticut Avenue, N.W., Suite 500 Washington, District of Columbia 20036

Registrant’s telephone number, including area code: 303-333-3863

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2017

Item 1. Report to Shareholders.

ANNUAL REPORT

October 31, 2017

Janus Henderson Small Cap Growth Alpha ETF (formerly named Janus Small Cap Growth Alpha ETF)

Janus Detroit Street Trust

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Small Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in the securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•	U.S. small-cap equities enjoyed strong returns during the period. Stocks rallied after the November U.S. presidential election as investors considered the potential impact of deregulation, increased fiscal spending, corporate tax cuts and other pro-growth policies under a Trump administration. Small-cap stocks enjoyed particularly large gains as investors sought exposure to areas of the market perceived to benefit most from Trump’s policies. Economic data suggested global economic growth was returning and also played a role in helping boost equities. Euphoria around small-cap stocks returned in the fall, as Republicans’ proposed tax overhaul again boosted small caps.

•	During the period, the Janus Henderson Small Cap Growth Alpha ETF (JSML) returned 28.82% (based on NAV); its primary benchmark, the Janus Small Cap Growth Alpha Index, returned 29.13%, and its secondary benchmark, the Russell 2000 Growth Index, returned 31.00%.

•	JSML seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small-cap companies with some of the strongest fundamentals that the adviser believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Fund At A Glance

October 31, 2017

5 Largest Equity Holdings – (% of Net Assets)
Paycom Software, Inc.
Software	3.1%
Ubiquiti Networks, Inc.
Communications Equipment	2.9%
Pegasystems, Inc.
Software	2.9%
INC Research Holdings, Inc.
Life Sciences Tools & Services	2.7%
Stamps.com, Inc.
Internet Software & Services	2.6%

14.2%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	27.5%
Technology	16.1%
Communications	15.4%
Industrial	15.0%
Consumer, Cyclical	11.9%
Financial	9.9%
Investment Companies	4.3%
Basic Materials	3.1%
Energy	1.1%

104.3%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2017
	One Year	Since Inception*
Janus Henderson Small Cap Growth Alpha ETF – NAV	28.82%	25.27%
Janus Henderson Small Cap Growth Alpha ETF – Market Price	28.45%	25.08%
Janus Small Cap Growth Alpha Index	29.13%	25.73%
Russell 2000® Growth Index	31.00%	28.40%

Total annual expense ratio as stated in the February 28, 2017 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on February 23, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Net Annualized Expense Ratio (5/1/17 - 10/31/2017)
$1,000.00	$1,130.80	$2.69	$1,000.00	$1,022.68	$2.55	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

Janus Henderson Small Cap Growth Alpha ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Small Cap Growth Alpha ETF Fund (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from February 23, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2017

Janus Detroit Street Trust ½ 5

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – 100.0%
Aerospace & Defense – 2.6%
Axon Enterprise, Inc.*	1,523	$34,983
HEICO Corp.	2,213	200,675

		235,658
Airlines – 0.7%
Allegiant Travel Co.	462	63,017
Auto Components – 1.5%
Dorman Products, Inc.*	559	38,632
Fox Factory Holding Corp.*	614	26,126
Gentherm, Inc.*	606	20,301
LCI Industries	410	50,758

		135,817
Beverages – 0.7%
National Beverage Corp.	688	67,355
Biotechnology – 1.5%
AMAG Pharmaceuticals, Inc.*	1,622	25,465
MiMedx Group, Inc.*,#	5,176	65,632
Xencor, Inc.*	2,161	42,745

		133,842
Building Products – 4.0%
AAON, Inc.	1,515	53,025
American Woodmark Corp.*	467	45,112
Apogee Enterprises, Inc.	831	39,664
Patrick Industries, Inc.*	484	45,012
PGT Innovations, Inc.*	1,430	20,163
Trex Co., Inc.*	848	92,813
Universal Forest Products, Inc.	589	66,498

		362,287
Capital Markets – 0.9%
Diamond Hill Investment Group, Inc.	38	8,053
Evercore, Inc. - Class A	426	34,123
Houlihan Lokey, Inc.	269	11,198
Moelis & Co. - Class A	300	12,825
WisdomTree Investments, Inc.#	1,485	16,469

		82,668
Chemicals – 2.9%
Balchem Corp.	1,425	120,113
Chase Corp.	418	49,637
GCP Applied Technologies, Inc.*	3,187	93,220

		262,970
Commercial Banks – 3.9%
Ameris Bancorp	404	19,352
Banc of California, Inc.	543	11,430
Bankwell Financial Group, Inc.	83	3,038
Banner Corp.	360	20,635
Byline Bancorp, Inc.*	319	6,396
CB Financial Services, Inc.	45	1,310
CenterState Bank Corp.	652	17,369
Customers Bancorp, Inc.*	332	9,077
Eagle Bancorp, Inc.*	371	24,727
FB Financial Corp.*	330	13,487
Fidelity Southern Corp.	289	6,338
Franklin Financial Network, Inc.*	143	4,905
Guaranty Bancshares, Inc.	121	3,470
Hilltop Holdings, Inc.	1,045	24,620
LegacyTexas Financial Group, Inc.	521	20,783
National Commerce Corp.*	151	6,153
Nicolet Bankshares, Inc.*	107	6,093

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Opus Bank*	371	$ 9,609
PacWest Bancorp	1	44
Paragon Commercial Corp.*	61	3,512
Park Sterling Corp.	578	7,265
People’s Utah Bancorp	195	6,064
Pinnacle Financial Partners, Inc.	842	55,740
ServisFirst Bancshares, Inc.	575	23,581
South State Corp.	316	28,456
Triumph Bancorp, Inc.*	226	7,006
Veritex Holdings, Inc.*	242	6,379
WashingtonFirst Bankshares, Inc.	135	4,717

		351,556
Commercial Services & Supplies – 1.3%
Hudson Technologies, Inc.*	1,199	7,098
Multi-Color Corp.	493	40,771
UniFirst Corp.	445	70,088

		117,957
Communications Equipment – 6.6%
Acacia Communications, Inc.*,#	2,455	103,871
Applied Optoelectronics, Inc.*,#	1,207	49,173
Clearfield, Inc.*	872	11,947
Finisar Corp.*	7,121	167,628
Ubiquiti Networks, Inc.*,#	4,293	266,939

		599,558
Computers & Peripherals – 0.2%
USA Technologies, Inc.*	3,130	19,875
Construction & Engineering – 1.1%
Argan, Inc.	448	30,800
Comfort Systems USA, Inc.	1,075	47,623
Goldfield Corp.*	735	4,226
NV5 Global, Inc.*	310	18,011

		100,660
Construction Materials – 1.7%
Summit Materials, Inc. - Class A*	4,794	150,532
Consumer Finance – 0.7%
Credit Acceptance Corp.*	208	59,640
Diversified Consumer Services – 0.1%
Collectors Universe, Inc.	146	3,615
Laureate Education, Inc. - Class A*	581	7,768

		11,383
Electrical Equipment – 0.3%
TPI Composites, Inc.*	977	24,474
Electronic Equipment & Instruments – 3.1%
Airgain, Inc.*	597	5,206
Control4 Corp.*	1,554	45,765
ePlus, Inc.*	886	84,702
Kimball Electronics, Inc.*	1,678	36,916
Methode Electronics, Inc.	2,304	108,057

		280,646
Equity Real Estate Investment Trusts (REITs) – 2.1%
CareTrust, Inc.	1,400	26,460
Chatham Lodging Trust	721	15,682
Chesapeake Lodging Trust	1,114	31,081
Easterly Government Properties, Inc.	713	14,345
Independence Realty Trust, Inc.	1,270	12,890
Jernigan Capital, Inc.	261	5,356

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Pebblebrook Hotel Trust	1,274	$ 45,431
Terreno Realty Corp.	958	35,178

		186,423
Food & Staples Retailing – 0.0%
Natural Grocers by Vitamin Cottage, Inc.*	331	1,625
Food Products – 1.2%
Amplify Snack Brands, Inc.*,#	1,134	7,246
Blue Buffalo Pet Products, Inc.*	2,909	84,158
Calavo Growers, Inc.	259	19,088

		110,492
Health Care Equipment & Supplies – 10.4%
Abaxis, Inc.	1,045	50,578
Anika Therapeutics, Inc.*	675	36,875
Cantel Medical Corp.	1,920	188,313
Glaukos Corp.*	1,584	55,931
Globus Medical, Inc. - Class A*	3,325	105,968
ICU Medical, Inc.*	919	175,621
Inogen, Inc.*	955	94,478
LeMaitre Vascular, Inc.	875	28,009
Natus Medical, Inc.*	1,523	64,575
Neogen Corp.*	1,758	140,992

		941,340
Health Care Providers & Services – 3.3%
Addus HomeCare Corp.*	535	19,260
AMN Healthcare Services, Inc.*	2,207	96,887
Digirad Corp.	920	1,840
HealthEquity, Inc.*	2,760	138,607
National Research Corp. - Class A	1,229	46,149

		302,743
Health Care Technology – 0.1%
Simulations Plus, Inc.	792	12,910
Hotels, Restaurants & Leisure – 4.4%
BJ’s Restaurants, Inc.*	351	11,127
Bojangles’, Inc.*	608	7,448
Cheesecake Factory, Inc.	770	34,450
Churchill Downs, Inc.	253	52,763
Chuy’s Holdings, Inc.*	278	6,255
Dave & Buster’s Entertainment, Inc.*	691	33,306
Habit Restaurants, Inc. - Class A*	332	4,084
Hilton Grand Vacations, Inc.*	1,625	66,560
ILG, Inc.	2,050	60,823
Monarch Casino & Resort, Inc.*	289	12,892
Papa John’s International, Inc.	597	40,626
Planet Fitness, Inc. - Class A	1,406	37,456
Shake Shack, Inc. - Class A*	426	16,171
Wingstop, Inc.	475	16,088

		400,049
Household Durables – 1.4%
AV Homes, Inc.*	369	6,144
Century Communities, Inc.*	445	12,705
Hooker Furniture Corp.	189	8,958
Installed Building Products, Inc.*	524	36,523
LGI Homes, Inc.*	354	21,357
M/I Homes, Inc.*	412	13,761
Taylor Morrison Home Corp. - Class A*	1,188	28,690

		128,138

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
Insurance – 1.0%
AmTrust Financial Services, Inc.	2,124	$ 26,677
Health Insurance Innovations, Inc. - Class A*	137	2,946
Heritage Insurance Holdings, Inc.	316	5,069
Investors Title Co.	19	3,604
Kingstone Cos., Inc.	116	1,879
Kinsale Capital Group, Inc.	229	9,934
National General Holdings Corp.	1,161	23,429
State National Cos., Inc.	457	9,606
Universal Insurance Holdings, Inc.	377	8,992

		92,136
Internet & Catalog Retail – 0.6%
1-800-Flowers.com, Inc. - Class A*	581	5,461
Duluth Holdings, Inc. - Class B*	476	9,834
Liberty Expedia Holdings, Inc. - Class A*	938	43,242

		58,537
Internet Software & Services – 8.4%
CommerceHub, Inc. - Series C*	2,713	57,868
GTT Communications, Inc.*	2,590	94,406
Match Group, Inc.*	3,272	87,493
Meet Group, Inc.*	4,492	15,228
NIC, Inc.	4,147	70,499
Shutterstock, Inc.*	2,165	84,413
Stamps.com, Inc.*	1,056	236,966
Trade Desk, Inc. - Class A*	1,802	118,788

		765,661
IT Services – 2.2%
ExlService Holdings, Inc.*	2,107	131,519
Luxoft Holding, Inc.*	1,383	64,379

		195,898
Leisure Equipment & Products – 0.3%
American Outdoor Brands Corp.*	886	12,696
Escalade, Inc.	237	2,927
Malibu Boats, Inc. - Class A*	294	9,173
MCBC Holdings, Inc.*	305	6,975

		31,771
Life Sciences Tools & Services – 3.5%
Cambrex Corp.*	1,504	65,048
INC Research Holdings, Inc. - Class A*	4,360	249,174

		314,222
Machinery – 1.2%
Greenbrier Cos., Inc.	823	42,961
Proto Labs, Inc.*	768	67,008

		109,969
Mortgate Real Estate Investment Trusts (REITs) – 0.1%
Cherry Hill Mortgage Investment Corp.	140	2,549
Great Ajax Corp.	199	2,816
Sutherland Asset Management Corp.	355	5,556

		10,921
Oil, Gas & Consumable Fuels – 0.9%
Antero Midstream GP LP#	1,271	23,781
Cheniere Energy Partners LP Holdings LLC	1,582	39,613
DHT Holdings, Inc.	971	3,826
Evolution Petroleum Corp.	226	1,672
Tallgrass Energy GP LP	396	9,900

		78,792

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
Paper & Forest Products – 0.7%
Neenah Paper, Inc.	748	$ 64,926
Personal Products – 0.3%
Natural Health Trends Corp.	168	3,236
USANA Health Sciences, Inc.*	360	23,652

		26,888
Pharmaceuticals – 2.4%
Akorn, Inc.*	5,748	187,212
Phibro Animal Health Corp. - Class A	886	33,358

		220,570
Professional Services – 1.6%
Barrett Business Services, Inc.	209	12,705
BG Staffing, Inc.	250	4,220
Insperity, Inc.	600	56,940
TriNet Group, Inc.*	2,000	69,440

		143,305
Real Estate Management & Development – 0.2%
Marcus & Millichap, Inc.*	697	19,809
Road & Rail – 2.4%
AMERCO	565	221,842
Semiconductors & Semiconductor Equipment – 3.0%
Ambarella, Inc.*	2,099	118,468
Ichor Holdings, Ltd.*	1,568	48,906
MaxLinear, Inc.*	4,165	101,917

		269,291
Software – 10.6%
Barracuda Networks, Inc.*	3,314	77,249
Ebix, Inc.	1,967	133,658
Globant SA*	2,183	82,343
Paycom Software, Inc.*	3,430	281,946
Pegasystems, Inc.	4,444	259,085
Qualys, Inc.*	2,347	124,156

		958,437
Specialty Retail – 2.2%
Asbury Automotive Group, Inc.*	340	20,876
Boot Barn Holdings, Inc.*	438	3,605
Five Below, Inc.*	905	50,001
Francesca’s Holdings Corp.*	608	3,934
Lithia Motors, Inc. - Class A	393	44,479
Penske Automotive Group, Inc.	1,411	65,781
Winmark Corp.	69	9,022

		197,698
Textiles, Apparel & Luxury Goods – 0.1%
Culp, Inc.	204	6,467
Superior Uniform Group, Inc.	242	5,680

		12,147
Thrifts & Mortgage Finance – 1.1%
BofI Holding, Inc.*	691	18,588
Essent Group, Ltd.*	1,067	45,476
FS Bancorp, Inc.	34	1,845
HomeStreet, Inc.*	291	8,454
Meta Financial Group, Inc.	102	8,899
NMI Holdings, Inc. - Class A*	649	9,443
PennyMac Financial Services, Inc. - Class A*	256	4,864

		97,569

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
Trading Companies & Distributors – 0.5%
BMC Stock Holdings, Inc.*	1,931	$ 41,420
Huttig Building Products, Inc.*	746	5,013

		46,433
Total Common Stocks (cost $8,339,398)		9,080,437
Investment Companies – 4.3%
Investments Purchased with Cash Collateral from Securities Lending – 4.3%
Janus Cash Collateral Fund LLC, 1.0003%ºº,£	396,201	396,201
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund, 0.9569%ºº	266	266
Total Investment Companies (cost $396,467)		396,467
Total Investments (total cost $8,735,865) – 104.3%		9,476,904
Liabilities, net of Cash, Receivables and Other Assets – (4.3%)		(393,545)
Net Assets – 100%		$9,083,359

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$9,326,356	98.4%
Luxembourg	82,343	0.9
Switzerland	64,379	0.7
Bermuda	3,826	0.0
Total	$9,476,904	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/17
Investment Companies – 4.3%
Investments Purchased with Cash Collateral from Securities Lending – 4.3%
Janus Cash Collateral Fund LLC, 1.0003%ºº	$27,454	Δ	$ —	$ —	$396,201

	Share Balance at 10/31/16		Purchases	Sales	Share Balance at 10/31/17
Investment Companies – 4.3%
Investments Purchased with Cash Collateral from Securities Lending – 4.3%
Janus Cash Collateral Fund LLC, 1.0003%ºº	—		2,571,571	(2,175,370)	396,201

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Small Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information

Janus Small Cap Growth Alpha Index	Janus Small Cap Growth Alpha Index is designed to systematically identify small-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Janus uses a proprietary methodology to score stocks based on a wide range of fundamental measures and selects the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Henderson Venture Fund.

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

LP	Limited Partnership

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2017.

ºº	Rate shown is the 7-day yield as of October 31, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$9,080,437	$—	$—
Investment Companies	266	396,201	—

Total Assets	$9,080,703	$396,201	$—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Statement of Assets and Liabilities

October 31, 2017

Assets:
Unaffiliated investments, at value(1)(2)	$9,080,703
Affiliated investments, at value(3)	396,201
Receivables:
Dividends	526
Affiliated securities lending income, net	5,821
Total Assets	9,483,251
Liabilities:
Collateral on securities loaned (Note 2)	396,201
Payables:
Investments purchased	5
Management fees	3,686
Total Liabilities	399,892
Net Assets	$9,083,359
Net Assets Consists of:
Capital (par value and paid-in surplus)	$8,432,728
Undistributed net investment income/(loss)	5,687
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(96,095)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	741,039
Total Net Assets	$9,083,359
Net Assets	$9,083,359
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	252,000
Net Asset Value Per Share	$36.05

(1)	Includes cost of $8,339,664
(2)	Includes $386,947 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $396,201.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Small Cap Growth Alpha ETF

Statement of Operations

For the year ended October 31, 2017

Investment Income:
Dividends	$36,739
Affiliated securities lending income, net	27,454
Total Investment Income	64,193
Expenses:
Management Fees	35,342
Total Expenses	35,342
Net Investment Income/(Loss)	28,851
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	775,153
Total Net Realized Gain/(Loss) on Investments	775,153
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	886,912
Total Change in Unrealized Net Appreciation/Depreciation	886,912
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,690,916

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Year ended October 31, 2017	Period ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$28,851	$30,617
Net realized gain/(loss) on investments	775,153	428,953
Change in unrealized net appreciation/depreciation	886,912	(145,873)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,690,916	313,697
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(46,606)	(2,185)
Capital Share Transactions	3,157,247	3,970,290
Net Increase/(Decrease) in Net Assets	4,801,557	4,281,802
Net Assets:
Beginning of period	4,281,802	—
End of period	$9,083,359	$4,281,802

Undistributed Net Investment Income/(Loss)	$5,687	$23,855

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

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Janus Henderson Small Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$28.17	$24.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.26
Net realized and unrealized gain/(loss)	7.97	3.10
Total from Investment Operations	8.10	3.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.02)
Total Dividends and Distributions	(0.22)	(0.02)
Net Asset Value, End of Period	$36.05	$28.17
Total Return*	28.86%	13.54%
Net assets, End of Period (in thousands)	$9,083	$4,282
Average Net Assets for the Period (in thousands)	$7,068	$3,247
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.41%	1.37%
Portfolio Turnover Rate(3)	117%	86%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Growth Alpha ETF (the “Fund”) (formerly named Janus Small Cap Growth Alpha ETF) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers nine Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year/period.

Financial assets of $3,870 were transferred out of Level 2 to Level 1 to reflect the investments unadjusted quoted price as of October 31, 2017.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

18 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment

20 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$386,947	$—	$(386,947)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $386,947 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2017 is $396,201, resulting in the net amount due to the counterparty of $9,254.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2017, Janus Capital owned 2,000 shares or 0.79% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2017, the Fund engaged in cross trades amounting to $245,519 in purchases and $558,635 in sales, resulting in a net realized gain of $56,862. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

22 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$5,687	$—	$(80,060)	$—	$—	$—	$725,004

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2017 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(39,027)	$(41,033)	$(80,060)

During the year ended ended October 31, 2017, capital loss carryovers of $31,127 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$8,751,900	$877,929	$(152,925)	$725,004

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$46,606	$—	$—	$—

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$2,185	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$761,229	$(413)	$(760,816)

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

5. Capital Share Transactions

	Year ended October 31, 2017		Period ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	200,000	$6,541,633	302,000	$8,101,071
Shares repurchased	(100,000)	(3,384,386)	(150,000)	(4,130,781)
Net Increase/(Decrease)	100,000	$3,157,247	152,000	$3,970,290

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$8,211,104	$8,216,887	$—	$—

For the year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,541,633	$3,381,024	$—	$—

During the year ended October 31, 2017, the Fund had net realized gain/(loss) of $762,029 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The Securities and Exchange Commission (“SEC”) adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation SX was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the Investment Company Act of 1940 Act, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger may have caused the pre-merger investment advisory agreement to terminate automatically in accordance with its terms.

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

On October 24, 2016, the Fund’s Board of Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement to Fund shareholders for approval.

On April 6, 2017, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger on May 30, 2017. In connection with the Merger, the Fund’s name was changed to Janus Henderson Small Cap Growth Alpha ETF effective June 5, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Detroit Street Trust ½ 25

Janus Henderson Small Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (Unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2017

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or

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Janus Henderson Small Cap Growth Alpha ETF

Additional Information (unaudited)

implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

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Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS SMALL CAP GROWTH ALPHA ETF AND JANUS SMALL/MID CAP GROWTH ALPHA ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Small Cap Growth Alpha ETF and Janus Small/Mid Cap Growth Alpha ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Advisers’ personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. They recognized that an affiliate of the Adviser would separately serve the New Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefor, the New Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

The nature, extent and quality of services to be provided by the Advisers; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

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Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Funds’; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. With regard to each New Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board New Fund specific information concerning the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Fund or the Adviser. The Board noted that it had received performance information of comparable operational New Funds tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the independent Trustees voting separately, determined to approve the investment advisory agreement for each New Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a

Janus Detroit Street Trust ½ 29

Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

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Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

Janus Detroit Street Trust ½ 31

Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair

32 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 33

Janus Henderson Small Cap Growth Alpha ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017 and adjourned and reconvened on April 6, 2017. At the meetings, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
6,270,080.000	3,118,464.640	138,904.000	161,966.720	0.000

34 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 12 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	12	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015);
Chairman, Clough
Funds Trust
(investment company)
(since 2017);
Independent Trustee,
Clough Dividend and
Income Fund (closed-
end fund) (since
2017); Independent
Trustee, Clough
Global Opportunities
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Elevation ETF Trust
(since 2016);
Chairman, Elevation
ETF Trust (since
2017)

Janus Detroit Street Trust ½ 35

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	12	Director, Denver Metro Leadership Foundation (non- profit organization) (2012-2014).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	12	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	12	Director, Perkins Investment Management LLC (since 2014).

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

36 ½ OCTOBER 31, 2017

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	10/17-Present; Vice President, Provisional Chief Compliance Officer, and Anti-Money Laundering Officer (9/17-10/17)	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management (2005-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Secretary and Chief Legal Counsel	1/17-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013- 2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Detroit Street Trust ½ 37

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93061 12-17

ANNUAL REPORT

October 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF (formerly named Janus Small/Mid Cap Growth Alpha ETF)

Janus Detroit Street Trust

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Small/Mid Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in the securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•	U.S. small- and mid-cap stocks enjoyed sharp gains during the 12-month period. President Trump’s election win and the prospect of tax cuts and de-regulation – both of which disproportionately benefit smaller U.S.-focused companies – drove stocks higher in the immediate months after the election. Signs of a healthier global economy and improving corporate earnings were also supportive of stocks.

•	During the period, the Janus Henderson Small/Mid Cap Growth Alpha ETF (JSMD) returned 28.14% (based on NAV); its primary benchmark, the Janus Small/Mid Cap Growth Alpha Index, returned 28.64%, and its secondary benchmark, the Russell 2500 Growth Index, returned 30.07%.

•	JSMD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small- and mid-cap companies with some of the strongest fundamentals that the adviser believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Fund At A Glance

October 31, 2017

5 Largest Equity Holdings – (% of Net Assets)
Align Technology, Inc.
Health Care Equipment & Supplies	3.4%
Arista Networks, Inc.
Communications Equipment	2.8%
VMware, Inc.
Software	2.5%
Sirius XM Holdings, Inc.
Media	2.2%
Eagle Materials, Inc.
Building Material	2.1%

13.0%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	26.5%
Technology	19.8%
Consumer, Cyclical	14.5%
Industrial	13.5%
Communications	12.4%
Financial	10.5%
Investment Companies	5.9%
Basic Materials	1.4%
Energy	1.3%

105.8%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2017
	One Year	Since Inception*
Janus Henderson Small/Mid Cap Growth Alpha ETF – NAV	28.14%	26.86%
Janus Henderson Small/Mid Cap Growth Alpha ETF – Market Price	28.19%	26.94%
Janus Small/Mid Cap Growth Alpha Index	28.64%	27.45%
Russell 2500TM Growth Index	30.07%	26.59%

Total annual expense ratio as stated in the February 28, 2017 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus Index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on February 23, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Net Annualized Expense Ratio (5/1/17 - 10/31/2017)
$1,000.00	$1,108.50	$2.66	$1,000.00	$1,022.68	$2.55	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

Janus Henderson Small/Mid Cap Growth Alpha ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Small/Mid Cap Growth Alpha ETF Fund (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from February 23, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2017

Janus Detroit Street Trust ½ 5

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – 100.0%
Aerospace & Defense – 1.7%
Axon Enterprise, Inc.*	2,450	$56,277
HEICO Corp.	3,562	323,002

		379,279
Airlines – 2.7%
Allegiant Travel Co.	743	101,345
Hawaiian Holdings, Inc.*	2,488	83,348
JetBlue Airways Corp.*	15,268	292,382
Spirit Airlines, Inc.*	3,220	119,430

		596,505
Auto Components – 1.2%
Dorman Products, Inc.*	659	45,543
Fox Factory Holding Corp.*	724	30,806
Gentex Corp.	5,507	106,891
Gentherm, Inc.*	711	23,819
LCI Industries	478	59,176

		266,235
Beverages – 0.3%
National Beverage Corp.	685	67,062
Biotechnology – 2.4%
Bioverativ, Inc.*	4,215	238,148
MiMedx Group, Inc.*,#	4,383	55,576
United Therapeutics Corp.*	1,694	200,891
Xencor, Inc.*	1,829	36,178

		530,793
Building Products – 1.7%
AAON, Inc.	2,443	85,505
American Woodmark Corp.*	756	73,029
Patrick Industries, Inc.*	775	72,075
Trex Co., Inc.*	1,364	149,290

		379,899
Capital Markets – 1.5%
Diamond Hill Investment Group, Inc.	52	11,020
Evercore, Inc. - Class A	588	47,099
FactSet Research Systems, Inc.	588	111,643
Houlihan Lokey, Inc.	375	15,611
MarketAxess Holdings, Inc.	563	97,962
Moelis & Co. - Class A	413	17,656
WisdomTree Investments, Inc.#	2,062	22,868

		323,859
Chemicals – 1.3%
Chase Corp.	840	99,750
GCP Applied Technologies, Inc.*	6,400	187,200

		286,950
Commercial Banks – 4.2%
Allegiance Bancshares, Inc.*	194	7,605
Ameris Bancorp	563	26,968
Banc of California, Inc.	750	15,787
Bank of the Ozarks, Inc.	1,946	90,723
Bankwell Financial Group, Inc.	117	4,282
Banner Corp.	497	28,488
Byline Bancorp, Inc.*	439	8,802
CB Financial Services, Inc.	64	1,862
CenterState Bank Corp.	905	24,109
Customers Bancorp, Inc.*	459	12,549
Eagle Bancorp, Inc.*	518	34,525
FB Financial Corp.*	459	18,759
Fidelity Southern Corp.	401	8,794

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Franklin Financial Network, Inc.*	201	$ 6,894
Guaranty Bancshares, Inc.	169	4,847
Hilltop Holdings, Inc.	1,448	34,115
Home BancShares, Inc.	2,618	58,853
Independent Bank Group, Inc.	420	26,418
National Commerce Corp.*	214	8,720
Nicolet Bankshares, Inc.*	149	8,484
Opus Bank*	518	13,416
PacWest Bancorp	1,943	93,918
Paragon Commercial Corp.*	85	4,893
Park Sterling Corp.	801	10,069
People’s Utah Bancorp	272	8,459
Pinnacle Financial Partners, Inc.	1,170	77,454
ServisFirst Bancshares, Inc.	795	32,603
Signature Bank*	808	105,048
Sterling Bancorp	2,036	51,002
Triumph Bancorp, Inc.*	310	9,610
WashingtonFirst Bankshares, Inc.	188	6,569
Western Alliance Bancorp*	1,590	88,722

		933,347
Commercial Services & Supplies – 4.6%
Copart, Inc.*	10,692	388,012
Healthcare Services Group, Inc.	3,400	179,826
Hudson Technologies, Inc.*	1,927	11,408
Rollins, Inc.	10,123	444,501

		1,023,747
Communications Equipment – 4.7%
Acacia Communications, Inc.*,#	1,655	70,023
Applied Optoelectronics, Inc.*,#	814	33,162
Arista Networks, Inc.*	3,057	611,064
Clearfield, Inc.*	588	8,055
Finisar Corp.*	4,803	113,063
Ubiquiti Networks, Inc.*,#	3,387	210,604

		1,045,971
Construction & Engineering – 1.3%
Argan, Inc.	717	49,294
Comfort Systems USA, Inc.	1,732	76,727
Dycom Industries, Inc.*	1,441	126,563
Goldfield Corp.*	1,183	6,802
NV5 Global, Inc.*	497	28,876

		288,262
Construction Materials – 3.4%
Eagle Materials, Inc.	4,344	458,596
Summit Materials, Inc. - Class A*	9,626	302,257

		760,853
Consumer Finance – 0.4%
Credit Acceptance Corp.*	291	83,438
Diversified Consumer Services – 0.4%
Collectors Universe, Inc.	175	4,333
Grand Canyon Education, Inc.*	931	83,334
Laureate Education, Inc. - Class A*	685	9,158

		96,825
Electrical Equipment – 0.2%
TPI Composites, Inc.*	1,571	39,354
Electronic Equipment & Instruments – 2.0%
Airgain, Inc.*	401	3,497
ePlus, Inc.*	595	56,882

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
Electronic Equipment & Instruments – (continued)
Kimball Electronics, Inc.*	1,131	$ 24,882
Methode Electronics, Inc.	1,552	72,789
Universal Display Corp.	1,985	290,802

		448,852
Equity Real Estate Investment Trusts (REITs) – 1.9%
Chatham Lodging Trust	388	8,439
Chesapeake Lodging Trust	595	16,601
CoreSite Realty Corp.	336	37,212
Healthcare Trust of America, Inc. - Class A	1,965	59,048
Hudson Pacific Properties, Inc.	1,532	51,812
Jernigan Capital, Inc.	143	2,935
Medical Properties Trust, Inc.	3,569	47,218
National Health Investors, Inc.	407	31,009
Pebblebrook Hotel Trust	685	24,427
STORE Capital Corp.	1,882	46,467
Sun Communities, Inc.	782	70,583
Terreno Realty Corp.	511	18,764

		414,515
Food & Staples Retailing – 0.3%
Natural Grocers by Vitamin Cottage, Inc.*	330	1,620
PriceSmart, Inc.	446	37,375
Sprouts Farmers Market, Inc.*	1,985	36,703

		75,698
Food Products – 1.2%
Amplify Snack Brands, Inc.*,#	1,124	7,182
Blue Buffalo Pet Products, Inc.*	2,890	83,608
Calavo Growers, Inc.	259	19,088
J&J Snack Foods Corp.	272	36,222
Lamb Weston Holdings, Inc.	2,139	109,068

		255,168
Health Care Equipment & Supplies – 9.7%
Abaxis, Inc.	886	42,882
ABIOMED, Inc.*	1,719	331,630
Align Technology, Inc.*	3,122	746,096
Anika Therapeutics, Inc.*	569	31,085
Cantel Medical Corp.	1,629	159,772
Glaukos Corp.*	1,345	47,492
Globus Medical, Inc. - Class A*	2,812	89,618
Inogen, Inc.*	808	79,935
LeMaitre Vascular, Inc.	743	23,783
Masimo Corp.*	2,023	177,539
Neogen Corp.*	1,486	119,177
West Pharmaceutical Services, Inc.	2,883	292,336

		2,141,345
Health Care Providers & Services – 2.4%
Acadia Healthcare Co., Inc.*	3,426	107,439
Addus HomeCare Corp.*	452	16,272
AMN Healthcare Services, Inc.*	1,869	82,049
Digirad Corp.	776	1,552
HealthEquity, Inc.*	2,340	117,515
Mednax, Inc.*	3,646	159,658
National Research Corp. - Class A	1,041	39,090

		523,575
Health Care Technology – 1.2%
Simulations Plus, Inc.	672	10,954
Veeva Systems, Inc. - Class A*	4,241	258,446

		269,400

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 2.5%
BJ’s Restaurants, Inc.*	413	$ 13,092
Bojangles’, Inc.*	711	8,710
Buffalo Wild Wings, Inc.*	297	35,105
Cheesecake Factory, Inc.	905	40,490
Chuy’s Holdings, Inc.*	323	7,268
Cracker Barrel Old Country Store, Inc.#	465	72,600
Dave & Buster’s Entertainment, Inc.*	814	39,235
Habit Restaurants, Inc. - Class A*	394	4,846
Hilton Grand Vacations, Inc.*	1,914	78,397
ILG, Inc.	2,411	71,534
Monarch Casino & Resort, Inc.*	336	14,989
Nathan’s Famous, Inc.*	78	6,326
Papa John’s International, Inc.	705	47,975
Shake Shack, Inc. - Class A*	504	19,132
Texas Roadhouse, Inc.	1,370	68,514
Wingstop, Inc.	556	18,832

		547,045
Household Durables – 1.2%
AV Homes, Inc.*	433	7,209
CalAtlantic Group, Inc.	2,126	104,897
Century Communities, Inc.*	524	14,960
Hooker Furniture Corp.	227	10,760
Installed Building Products, Inc.*	614	42,796
LGI Homes, Inc.*	420	25,339
M/I Homes, Inc.*	484	16,166
Taylor Morrison Home Corp. - Class A*	1,396	33,713

		255,840
Insurance – 1.0%
AmTrust Financial Services, Inc.	2,948	37,027
First American Financial Corp.	1,668	90,773
Health Insurance Innovations, Inc. - Class A*	188	4,042
Heritage Insurance Holdings, Inc.	439	7,042
Investors Title Co.	26	4,932
Kingstone Cos., Inc.	162	2,624
Kinsale Capital Group, Inc.	317	13,751
National General Holdings Corp.	1,610	32,490
State National Cos., Inc.	634	13,327
Universal Insurance Holdings, Inc.	524	12,497

		218,505
Internet & Catalog Retail – 0.3%
Duluth Holdings, Inc. - Class B*	563	11,632
Liberty Expedia Holdings, Inc. - Class A*	1,105	50,940

		62,572
Internet Software & Services – 4.0%
CommerceHub, Inc. - Series C*	1,829	39,013
GrubHub, Inc.*	3,646	222,479
GTT Communications, Inc.*	1,745	63,605
j2 Global, Inc.	2,036	150,949
Match Group, Inc.*	2,205	58,962
NIC, Inc.	2,799	47,583
Shutterstock, Inc.*	1,461	56,964
Stamps.com, Inc.*	711	159,548
Trade Desk, Inc. - Class A*	1,216	80,159

		879,262
IT Services – 7.8%
Broadridge Financial Solutions, Inc.	4,913	422,125
CSRA, Inc.	6,897	220,635
EPAM Systems, Inc.*	2,211	201,533

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
IT Services – (continued)
Euronet Worldwide, Inc.*	2,218	$ 214,348
ExlService Holdings, Inc.*	1,422	88,761
Jack Henry & Associates, Inc.	3,265	359,574
Luxoft Holding, Inc.*	931	43,338
MAXIMUS, Inc.	2,734	181,620

		1,731,934
Leisure Equipment & Products – 0.2%
American Outdoor Brands Corp.*	1,041	14,917
Malibu Boats, Inc. - Class A*	349	10,889
MCBC Holdings, Inc.*	355	8,119

		33,925
Life Sciences Tools & Services – 2.4%
Cambrex Corp.*	1,274	55,101
ICON PLC*	2,107	250,438
INC Research Holdings, Inc. - Class A*	4,034	230,543

		536,082
Machinery – 2.2%
Greenbrier Cos., Inc.	1,325	69,165
Middleby Corp.*	2,676	310,148
Proto Labs, Inc.*	1,235	107,754

		487,067
Media – 3.7%
AMC Networks, Inc. - Class A*	1,002	50,982
Cable One, Inc.	110	78,079
Nexstar Media Group, Inc. - Class A	892	56,910
Scripps Networks Interactive, Inc. - Class A	1,848	153,901
Sirius XM Holdings, Inc.#	88,999	484,154

		824,026
Mortgate Real Estate Investment Trusts (REITs) – 0.4%
New Residential Investment Corp.	4,622	81,486
Sutherland Asset Management Corp.	492	7,700

		89,186
Oil, Gas & Consumable Fuels – 1.2%
Antero Midstream GP LP#	3,038	56,841
Cheniere Energy Partners LP Holdings LLC	3,781	94,676
DHT Holdings, Inc.	2,321	9,145
Evolution Petroleum Corp.	537	3,974
Rice Energy, Inc.*	3,490	98,941

		263,577
Paper & Forest Products – 0.6%
Neenah Paper, Inc.	1,506	130,721
Personal Products – 0.1%
Natural Health Trends Corp.	169	3,255
USANA Health Sciences, Inc.*	362	23,783

		27,038
Pharmaceuticals – 1.0%
Akorn, Inc.*	4,867	158,518
Lannett Co., Inc.*,#	1,454	28,935
Phibro Animal Health Corp. - Class A	750	28,237

		215,690
Professional Services – 0.6%
Barrett Business Services, Inc.	336	20,426
BG Staffing, Inc.	401	6,769
TriNet Group, Inc.*	3,220	111,798

		138,993

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
Real Estate Management & Development – 0.0%
Marcus & Millichap, Inc.*	375	$ 10,658
Road & Rail – 1.6%
AMERCO	912	358,088
Semiconductors & Semiconductor Equipment – 2.5%
Ambarella, Inc.*	1,415	79,863
Cirrus Logic, Inc.*	2,689	150,584
Ichor Holdings, Ltd.*	1,060	33,061
MaxLinear, Inc.*	2,805	68,638
Monolithic Power Systems, Inc.	1,752	213,166

		545,312
Software – 9.1%
Barracuda Networks, Inc.*	2,237	52,144
Ebix, Inc.	1,325	90,034
Ellie Mae, Inc.*	1,448	130,248
Globant SA*	1,473	55,561
Manhattan Associates, Inc.*	2,909	121,771
Paycom Software, Inc.*	2,514	206,651
Pegasystems, Inc.	3,278	191,107
Qualys, Inc.*	1,584	83,794
Tyler Technologies, Inc.*	1,571	278,523
Ultimate Software Group, Inc.*	1,261	255,466
VMware, Inc. - Class A*,#	4,629	554,045

		2,019,344
Specialty Retail – 1.9%
Asbury Automotive Group, Inc.*	401	24,621
Boot Barn Holdings, Inc.*	511	4,206
Burlington Stores, Inc.*	1,332	125,061
Five Below, Inc.*	1,060	58,565
Francesca’s Holdings Corp.*	717	4,639
Lithia Motors, Inc. - Class A	465	52,629
Michaels Cos., Inc.*	3,490	67,776
Penske Automotive Group, Inc.	1,661	77,436
Winmark Corp.	84	10,983

		425,916
Textiles, Apparel & Luxury Goods – 1.9%
Carter’s, Inc.	925	89,475
Culp, Inc.	239	7,576
Michael Kors Holdings, Ltd.*	2,922	142,623
Skechers U.S.A., Inc. - Class A*	2,586	82,545
Superior Uniform Group, Inc.	285	6,689
Under Armour, Inc. - Class A*,#	7,524	94,201

		423,109
Thrifts & Mortgage Finance – 0.6%
BofI Holding, Inc.*	957	25,743
Essent Group, Ltd.*	1,480	63,078
FS Bancorp, Inc.	45	2,443
HomeStreet, Inc.*	407	11,823
NMI Holdings, Inc. - Class A*	899	13,080
PennyMac Financial Services, Inc. - Class A*	355	6,745

		122,912
Trading Companies & Distributors – 2.5%
Air Lease Corp.	4,790	208,125
BMC Stock Holdings, Inc.*	3,109	66,688
Watsco, Inc.	1,661	276,673

		551,486
Total Common Stocks (cost $19,705,610)		22,129,220

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Investment Companies – 5.8%
Investments Purchased with Cash Collateral from Securities Lending – 5.8%
Janus Cash Collateral Fund LLC, 1.0003%ºº,£	1,290,848	$ 1,290,848
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund, 0.9569%ºº	9,761	9,761
Total Investment Companies (cost $1,300,609)		1,300,609
Total Investments (total cost $21,006,219) – 105.8%		23,429,829
Liabilities, net of Cash, Receivables and Other Assets – (5.8%)		(1,291,917)
Net Assets – 100%		$22,137,912

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$22,928,724	97.9%
Ireland	250,438	1.1
United Kingdom	142,623	0.6
Luxembourg	55,561	0.2
Switzerland	43,338	0.2
Bermuda	9,145	0.0
Total	$23,429,829	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/17
Investment Companies – 5.8%
Investments Purchased with Cash Collateral from Securities Lending – 5.8%
Janus Cash Collateral Fund LLC, 1.0003%ºº	$29,568	Δ	$ —	$ —	$1,290,848

	Share Balance at 10/31/16		Purchases	Sales	Share Balance at 10/31/17
Investment Companies – 5.8%
Investments Purchased with Cash Collateral from Securities Lending – 5.8%
Janus Cash Collateral Fund LLC, 1.0003%ºº	—		7,019,307	(5,728,459)	1,290,848

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information

Janus Small/Mid Cap Growth Alpha Index	Janus Small/Mid Cap Growth Alpha Index is designed to systematically identify small- and mid-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Janus uses a proprietary methodology to score stocks based on a wide range fundamental measures and selects the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Henderson Triton Fund.

Russell 2500™ Growth Index	Russell 2500™ Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2017.

ºº	Rate shown is the 7-day yield as of October 31, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$22,129,220	$—	$—
Investment Companies	9,761	1,290,848	—

Total Assets	$22,138,981	$1,290,848	$—

Janus Detroit Street Trust ½ 13

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statement of Assets and Liabilities

October 31, 2017

Assets:
Unaffiliated investments, at value(1)(2)	$22,138,981
Affiliated investments, at value(3)	1,290,848
Receivables:
Dividends	2,048
Affiliated securities lending income, net	5,839
Total Assets	23,437,716
Liabilities:
Collateral on securities loaned (Note 2)	1,290,848
Payables:
Investments purchased	3
Management fees	8,953
Total Liabilities	1,299,804
Net Assets	$22,137,912
Net Assets Consists of:
Capital (par value and paid-in surplus)	$19,754,728
Undistributed net investment income/(loss)	8,663
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(49,089)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	2,423,610
Total Net Assets	$22,137,912
Net Assets	$22,137,912
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	602,000
Net Asset Value Per Share	$36.77

(1)	Includes cost of $19,715,371.
(2)	Includes $1,254,703 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $1,290,848.

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statement of Operations

For the year ended October 31, 2017

Investment Income:
Dividends	$104,472
Affiliated securities lending income, net	29,568
Total Investment Income	134,040
Expenses:
Management Fees	82,970
Total Expenses	82,970
Net Investment Income/(Loss)	51,070
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,182,193
Total Net Realized Gain/(Loss) on Investments	1,182,193
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	2,633,801
Total Change in Unrealized Net Appreciation/Depreciation	2,633,801
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,867,064

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Year ended October 31, 2017	Period ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$51,070	$34,876
Net realized gain/(loss) on investments	1,182,193	439,901
Change in unrealized net appreciation/depreciation	2,633,801	(210,191)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,867,064	264,586
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(65,865)	(6,210)
Capital Share Transactions	8,190,682	9,887,655
Net Increase/(Decrease) in Net Assets	11,991,881	10,146,031
Net Assets:
Beginning of period	10,146,031	—
End of period	$22,137,912	$10,146,031

Undistributed Net Investment Income/(Loss)	$8,663	$24,142

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$28.82	$24.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.18
Net realized and unrealized gain/(loss)	7.99	3.93
Total from Investment Operations	8.09	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.04)
Total Dividends and Distributions	(0.14)	(0.04)
Net Asset Value, End of Period	$36.77	$28.82
Total Return*	28.14%	16.60%
Net assets, End of Period (in thousands)	$22,138	$10,146
Average Net Assets for the Period (in thousands)	$16,594	$5,482
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.31%	0.93%
Portfolio Turnover Rate(3)	76%	65%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 17

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small/Mid Cap Growth Alpha ETF (the “Fund”) (formerly named Janus Small/Mid Cap Growth Alpha ETF) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers nine Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

18 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year/period.

Financial assets of $6,973 were transferred out of Level 2 to Level 1 to reflect the investments unadjusted quoted price as of October 31, 2017.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

Janus Detroit Street Trust ½ 19

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many

20 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Janus Detroit Street Trust ½ 21

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$1,254,703	$—	$(1,254,703)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

22 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,254,703 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2017 is $1,290,848, resulting in the net amount due to the counterparty of $36,145.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2017, Janus Capital owned 2,000 shares or 0.33% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2017, the Fund engaged in cross trades amounting to $558,635 in purchases and $245,519 in sales, resulting in a net realized loss of $(3,146). The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and

Janus Detroit Street Trust ½ 23

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$8,663	$—	$(36,004)	$—	$—	$—	$2,410,525

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2017 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(27,676)	$(8,328)	$(36,004)

During the year ended ended October 31, 2017, capital loss carryovers of $41,365 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$21,019,304	$2,942,677	$(532,152)	$2,410,525

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$65,865	$—	$—	$—

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$6,210	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$1,154,931	$(684)	$(1,154,247)

24 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

5. Capital Share Transactions

	Year ended October 31, 2017		Period ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	350,000	$11,660,083	502,000	$14,075,370
Shares repurchased	(100,000)	(3,469,401)	(150,000)	(4,187,715)
Net Increase/(Decrease)	250,000	$8,190,682	352,000	$9,887,655

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$12,625,952	$12,627,339	$—	$—

For the year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$11,649,999	$3,461,168	$—	$—

During the period ended October 31, 2017, the Fund had net realized gain/(loss) of $1,155,669 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The Securities and Exchange Commission (“SEC”) adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation SX was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the Investment Company Act of 1940 Act, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger may have caused the pre-merger investment advisory agreement to terminate automatically in accordance with its terms.

Janus Detroit Street Trust ½ 25

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

On October 24, 2016, the Fund’s Board of Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement to Fund shareholders for approval.

On April 6, 2017, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger on May 30, 2017. In connection with the Merger, the Fund’s name was changed to Janus Henderson Small/Mid Cap Growth Alpha ETF effective June 5, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

26 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2017

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 27

Janus Henderson Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS SMALL CAP GROWTH ALPHA ETF AND JANUS SMALL/MID CAP GROWTH ALPHA ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Small Cap Growth Alpha ETF and Janus Small/Mid Cap Growth Alpha ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Advisers’ personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. They recognized that an affiliate of the Adviser would separately serve the New Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefor, the New Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

The nature, extent and quality of services to be provided by the Advisers; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

28 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Funds’; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. With regard to each New Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board New Fund specific information concerning the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Fund or the Adviser. The Board noted that it had received performance information of comparable operational New Funds tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the independent Trustees voting separately, determined to approve the investment advisory agreement for each New Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

Janus Detroit Street Trust ½ 29

Janus Henderson Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/ Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

30 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management

Janus Detroit Street Trust ½ 31

Janus Henderson Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

32 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017 and adjourned and reconvened on April 6, 2017. At the meetings, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
12,827,820.000	6,044,583.660	64,107.190	404,459.250	0.000

Janus Detroit Street Trust ½ 33

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 12 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	12	Independent Trustee,
Clough Funds Trust
(investment
company) (since
2015); Chairman,
Clough Funds Trust
(investment
company) (since
2017); Independent
Trustee, Clough
Dividend and Income
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Clough Global
Opportunities Fund
(closed-end fund)
(since 2017);
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Elevation ETF Trust
(since 2016);
Chairman, Elevation
ETF Trust (since
2017)

34 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	12	Director, Denver Metro Leadership Foundation (non- profit organization) (2012-2014).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	12	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	12	Director, Perkins Investment Management LLC (since 2014).

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 35

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	10/17-Present; Vice President, Provisional Chief Compliance Officer, and Anti-Money Laundering Officer (9/17-10/17)	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Secretary and Chief Legal Counsel	1/17-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013- 2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

36 ½ OCTOBER 31, 2017

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 37

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93062 12-17

ANNUAL REPORT

October 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Janus Detroit Street Trust

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

INVESTMENT OBJECTIVE

The Janus Velocity Tail Risk Hedged Large Cap ETF (“Exchange Traded Fund” or “ETF”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Tail Risk Hedged Large Cap Index (the “Underlying Index”). The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“Underlying Index ETFs”). The ETF will seek to achieve its investment objective by investing at least 80% of its total assets in Underlying Index ETFs. The ETF also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs.

PERFORMANCE OVERVIEW

•	Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives that would benefit the U.S. economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. During the period, the market experienced some volatility as investors questioned whether Congress would be able to successfully implement the administration’s proposed policies. However, stocks delivered strong returns during the 12-month period.

•	During the period, the Janus Velocity Tail Risk Hedged Large Cap ETF (TRSK) returned 14.09% (based on NAV); its primary benchmark, the VelocityShares Tail Risk Hedged Large Cap Index, returned 14.72%, and its secondary benchmark, the S&P 500 Index, returned 23.63%.

•	TRSK seeks to provide investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. This liquid alternative ETF addresses the challenge of efficiently hedging the downside risk of an equity portfolio, and is designed to provide a systematic solution to that problem via exposure to VIX® futures. It’s comprised of an 85% exposure to large-cap equities (S&P 500® Index) and a 15% exposure to a volatility component designed to efficiently hedge against large market declines. TRSK automatically rebalances back to these target allocations at each month end.

Janus Detroit Street Trust ½ 1

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

Fund At A Glance

October 31, 2017

Top Holdings – (% of Net Assets)
SPDR S&P 500 Trust	28.4%
Vanguard S&P 500	28.3%
iShares Core S&P 500	28.3%
State Street Institutional U.S. Government
Money Market Fund	10.4%

95.4%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2017
	One Year	Since Inception*
Janus Velocity Tail Risk Hedged Large Cap ETF – NAV	14.09%	6.03%
Janus Velocity Tail Risk Hedged Large Cap ETF – Market Price	14.00%	6.03%
VelocityShares Tail Risk Hedged Large Cap Index	14.72%	6.69%
S&P 500® Index	23.63%	14.00%

Total annual expense ratio as stated in the February 28, 2017 prospectus: 0.70%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

The Fund commenced operations on July 18, 2016, after the reorganization of Janus Velocity Tail Risk Hedged Large Cap ETF, the Fund’s predecessor fund (“Predecessor Fund”), into the Fund. The performance shown prior to July 18, 2016 reflects the historical performance of the Predecessor Fund prior to the reorganization, calculated using the fees and expenses of the Predecessor Fund. If the Fund had been available during periods prior to July 18, 2016, the performance shown may have been different. The Fund’s financial statements incorporate the financial statements of the Predecessor Fund for periods prior to July 18, 2016.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus Index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Predecessor Fund’s inception date is June 21, 2013.

Janus Detroit Street Trust ½ 3

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Net Annualized Expense Ratio (5/1/17 - 10/31/2017)††
$1,000.00	$1,043.50	$3.35	$1,000.00	$1,021.93	$3.31	0.65%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

††	Ratios do not include indirect expenses of the underlying funds and/ or investment companies in which the Fund invests.

4 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

Janus Velocity Tail Risk Hedged Large Cap ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Velocity Tail Risk Hedged Large Cap ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from December 1, 2015 through October 31, 2016 , in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended November 30, 2015, and the financial highlights for each of the periods ended on or prior to November 30, 2015 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 28, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

December 20, 2017

Janus Detroit Street Trust ½ 5

Janus Velocity Tail Risk Hedged Large Cap ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Investment Companies – 95.4%
Exchange-Traded Funds (ETFs) – 85.0%
iShares Core S&P 500	14,909	$3,858,598
SPDR S&P 500 Trust	15,011	3,860,079
Vanguard S&P 500	16,342	3,858,836

		11,577,513
Money Markets – 10.4%
State Street Institutional U.S. Government Money Market Fund, 0.9569%ºº	1,422,693	1,422,693
Total Investments (total cost $10,932,747) – 95.4%		13,000,206
Cash, Receivables and Other Assets, net of Liabilities – 4.6%		625,668
Net Assets – 100%		$13,625,874

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/17
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.0003%ºº	$36	Δ	$—	$—	$—

	Share Balance at 10/31/16		Purchases	Sales	Share Balance at 10/31/17
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.0003%ºº	—		2,942,800	(2,942,800)	—

Schedule of Total Return Swaps

Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas S.A.:
1.970%	S&P 500 VIX Futures Tail Risk Index	Monthly	12/1/17	140,327 USD	$(60,844)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	1/2/18	310,000 USD	(128,645)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	1/2/18	194,540 USD	(75,346)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	2/1/18	445,000 USD	(132,669)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	3/1/18	51,000 USD	(15,197)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	4/2/18	109,000 USD	(28,506)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	6/1/18	175,000 USD	(36,845)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	7/2/18	208,000 USD	(42,180)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	7/2/18	200,500 USD	(40,653)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	7/2/18	47,000 USD	(9,514)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	9/3/18	76,000 USD	(16,833)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	10/1/18	17,000 USD	(3,629)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	11/1/18	100,000 USD	(18,207)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	12/3/18	140,000 USD	(19,299)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	1/2/19	19,500 USD	(2,549)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	2/1/19	72,000 USD	(9,370)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	3/1/19	198,000 USD	(6,376)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	4/1/19	103,000 USD	(260)
1.970	S&P 500 VIX Futures Tail Risk Index	Monthly	5/1/19	42,000 USD	—
Total					$(646,922)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Schedule of Investments

OCTOBER 31, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2017

Equity Contracts
Liability Derivatives:
Outstanding swap contracts, at value	$646,922

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended October 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(585,433)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(138,184)

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended October 31, 2017

Market Value
Total return swaps, long	$681,737

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Schedule of Investments and Other Information

CBOE Volatility Index® or VIX® Index®	Shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options and is a widely used measure of market risk. The VIX methodology is the property of Chicago Board of Options Exchange, which is not affiliated with Janus Henderson.

VelocityShares Tail Risk Hedged Large Cap Index	VelocityShares Tail Risk Hedged Large Cap Index (TRSKID) combines 85% exposure to a large cap equity portfolio with a 15% exposure to a volatility strategy intended to hedge against tail risk events in the S&P 500 Index.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

SPDR	Standard & Poor’s Depositary Receipt

ºº	Rate shown is 7-day yield as of October 31, 2017.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies	$13,000,206	$—	$—

Total Assets	$13,000,206	$—	$—

Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$—	$646,922	$—

(a)	Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

8 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments, at value(1)	$13,000,206
Deposits with brokers for OTC derivatives	1,220,000
Receivables:
Investments sold	102,312
Dividends	1,560
Affiliated securities lending income, net	36
Total Assets	14,324,114
Liabilities:
Outstanding swap contracts, at value	646,922
Payables:
Investments purchased	43,421
Management fees	7,897
Total Liabilities	698,240
Net Assets	$13,625,874
Net Assets Consists of:
Capital (par value and paid-in surplus)	$15,991,929
Undistributed net investment income/(loss)	—
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(3,786,592)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	1,420,537
Total Net Assets	$13,625,874
Net Assets	$13,625,874
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	450,000
Net Asset Value Per Share	$30.28

(1)	Includes cost of $10,932,747.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Velocity Tail Risk Hedged Large Cap ETF

Statement of Operations

For the year ended October 31, 2017

Investment Income:
Dividends	$320,937
Affiliated securities lending income, net	36
Total Investment Income	320,973
Expenses:
Management Fees	111,682
Total Expenses	111,682
Net Investment Income/(Loss)	209,291
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	885,012
Swap contracts	(585,433)
Total Net Realized Gain/(Loss) on Investments	299,579
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	1,844,299
Swap contracts	(138,184)
Total Change in Unrealized Net Appreciation/Depreciation	1,706,115
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,214,985

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Statements of Changes in Net Assets

	Year ended October 31, 2017	Period ended October 31, 2016(1)	Year ended November 30, 2015(2)
Operations:
Net investment income/(loss)	$209,291	$338,549	$418,723
Net realized gain/(loss) on investments	299,579	(775,616)	(151,064)
Change in unrealized net appreciation/depreciation	1,706,115	(1,314,689)	(1,329,787)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,214,985	(1,751,756)	(1,062,128)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(233,493)	(438,800)	(307,279)
Capital Share Transactions	(3,146,387)	(23,462,044)	7,189,804
Net Increase/(Decrease) in Net Assets	(1,164,895)	(25,652,600)	5,820,397
Net Assets:
Beginning of period	14,790,769	40,443,369	34,622,972
End of period	$13,625,874	$14,790,769	$40,443,369

Undistributed Net Investment Income/(Loss)	$—	$16,453	$111,444

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Velocity Tail Risk Hedged Large Cap ETF

Financial Highlights

For a share outstanding during year ended October 31, 2017 and period ended October 31, 2016, and each year and period ended November 30	2017	2016(1)	2015	2014	2013(2)
Net Asset Value, Beginning of Period	$26.89	$27.89	$28.85	$26.75	$25.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.35	0.39	0.29	0.24	0.24
Net realized and unrealized gain/(loss)	3.42	(0.94)	(1.02)	2.14	1.91
Total from Investment Operations	3.77	(0.55)	(0.73)	2.38	2.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.45)	(0.23)	(0.23)	(0.37)
Return of Capital	—	—	—	(0.05)	(0.03)
Total Dividends and Distributions	(0.38)	(0.45)	(0.23)	(0.28)	(0.40)
Net Asset Value, End of Period	$30.28	$26.89	$27.89	$28.85	$26.75
Total Return*	14.09%	(1.95)%	(2.52)%	8.94%	8.66%
Net assets, End of Period (in thousands)	$13,626	$14,791	$40,443	$34,623	$1,338
Average Net Assets for the Period (in thousands)	$17,182	$23,456	$40,633	$23,370	$2,170
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss)	1.22%	1.57%	1.03%	0.89%	2.21%
Portfolio Turnover Rate(4)	0%(5)	2%	11%	2%	4%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from June 21, 2013 (inception date) through November 30, 2013.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(5)	Less than 0.05%.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Velocity Tail Risk Hedged Large Cap ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers nine Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund is a fund of funds and seeks its investment objective by investing 85% of its net assets in unaffiliated underlying ETFs that provide exposure to large capitalization securities and 15% of its net assets to a volatility strategy. For additional information on the underlying ETFs, visit the Securities and Exchange Commission website at www.SEC.GOV. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the VelocityShares Tail Risk Hedged Large Cap Index (the “Underlying Index”). The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization and Termination (the “Reorganization”), the Fund acquired all of the assets and liabilities of Janus Velocity Tail Risk Hedged Large Cap ETF (the “Predecessor Fund”), a series of ALPS ETF Trust, on July 18, 2016. The shareholders of the Predecessor Fund received shares of the Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of their shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the Fund
950,000	1.00	950,000

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on July 15, 2016, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$—	$27,633,999	$27,633,999
Accumulated Net Investment Income	—	(64,003)	(64,003)
Accumulated Net Realized Gain	—	(1,858,162)	(1,858,162)
Net Unrealized Appreciation	—	263,108	263,108
Net Assets	—	25,974,942	25,974,942
Cost of Investments	—	21,015,197	21,015,197

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the year ended November 30, 2015, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

The fiscal year end of the Predecessor Fund was November 30. Subsequent to November 30, 2015, the Fund changed its fiscal year end to October 31, 2016, to reflect the fiscal year end of the Trust.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the NYSE Arc, Inc., and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may

Janus Detroit Street Trust ½ 13

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

14 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year/period.

Financial assets of $2,100,934 were transferred out of Level 2 to Level 1 to reflect the investments unadjusted quoted price as of October 31, 2017.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the year ended October 31, 2017 is discussed in further detail below.

The Fund may use derivative instruments for risk management purposes or as part of its investment strategies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with

Janus Detroit Street Trust ½ 15

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.
•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The

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Notes to Financial Statements

risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the year, the Fund entered into total return swaps on equity volatility indices in order to track the funds underlying index. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of the index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions.

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Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in ETFs that provide exposure to a broad range of securities, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

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Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of October 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas S.A.	$646,922	$—	$(646,922)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the

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Notes to Financial Statements

lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of October 31, 2017.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Effective February 22, 2016, the Fund entered into an investment advisory agreement with Janus Capital. Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.65% of the Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Advisors, Inc. (“ALPS”), the Predecessor Fund’s investment advisor, had entered into an investment advisory agreement with ALPS ETF Trust, whereby ALPS earned, on a monthly basis, an advisory fee equal to an annual rate of 0.65% of the Predecessor Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Fund Services, Inc. served as the Predecessor Fund’s administrator. ALPS Fund Services, Inc. did not receive any additional compensation for serving as administrator for the Predecessor Fund.

Effective February 22, 2016, Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2017, the Fund engaged in cross trades amounting to $81,293 in sales, resulting in a net realized gain of $6,347. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

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Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$—	$—	$(3,781,983)	$—	$—	$(646,922)	$2,062,850

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2017 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(2,969,522)	$(812,461)	$(3,781,983)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$10,937,356	$2,062,850	$—	$2,062,850

Information on the tax components of derivatives as of October 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$—	$—	$(646,922)	$(646,922)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$233,493	$—	$—	$—

For the year ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$438,800	$—	$—	$—

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Notes to Financial Statements

For the year ended November 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$307,279	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$761,313	$7,749	$(769,062)

6. Capital Share Transactions

	Year ended October 31, 2017		Period ended October 31, 2016(1)		Year ended November 30, 2015(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	100,000	$2,773,215	750,000	$20,452,406	450,000	$12,811,839
Shares repurchased	(200,000)	(5,919,602)	(1,650,000)	(43,914,450)	(200,002)	(5,622,035)
Net Increase/(Decrease)	(100,000)	$(3,146,387)	(900,000)	$(23,462,044)	249,998	$7,189,804

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.

7. Purchases and Sales of Investment Securities

For the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$31,122	$1,077,288	$—	$—

For the year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,363,848	$5,038,094	$—	$—

During the year ended October 31, 2017, the Fund had net realized gain/(loss) of $813,223 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

8. Recent Accounting Pronouncements

The Securities and Exchange Commission (“SEC”) adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation SX was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt

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Notes to Financial Statements

securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the Investment Company Act of 1940 Act, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger may have caused the pre-merger investment advisory agreement to terminate automatically in accordance with its terms.

On October 24, 2016, the Fund’s Board of Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement to Fund shareholders for approval.

On March 17, 2017, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger on May 30, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (Unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2017

Dividends Received Deduction Percentage	89%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

24 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS VELOCITY TAIL RISK HEDGED LARGE CAP ETF AND JANUS VELOCITY VOLATILITY HEDGED LARGE CAP ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “New Hedged Equity Fund” and collectively, the “New Hedged Equity Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Hedged Equity Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Hedged Equity Fund, and the fees the Adviser will charge to the New Hedged Equity Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Hedged Equity Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Hedged Equity Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Hedged Equity Fund by the Adviser; the Adviser’s personnel and operations; each New Hedged Equity Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Hedged Equity Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Hedged Equity Funds. They recognized that an affiliate of the Adviser would separately serve the New Hedged Equity Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Hedged Equity Funds therefor, the New Hedged Equity Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Hedged Equity Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Hedged Equity Funds. The Board considered and determined that the services provided by the Adviser to the New Hedged Equity Funds were in addition to, rather than duplicative of, services provided under the advisory contracts of the ETFs in which these funds intended on investing.

The Board, including the Independent Trustees, considered the following in respect of each New Hedged Equity Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Hedged Equity Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Hedged Equity Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with each New Hedged Equity Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Hedged Equity Fund; the management of the day-to-day investment and reinvestment of the assets of each New Hedged Equity Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Hedged Equity Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Hedged Equity Funds.

Janus Detroit Street Trust ½ 25

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Hedged Equity Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Hedged Equity Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Hedged Equity Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Hedged Equity Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients. With regard to each New Hedged Equity Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Hedged Equity Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Hedged Equity Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Hedged Equity Fund’s proposed fees with those of other funds in the New Hedged Equity Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Hedged Equity Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Hedged Equity Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Hedged Equity Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as each New Hedged Equity Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Hedged Equity Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Hedged Equity Funds or the Adviser. The Board noted that it had received performance information of comparable operational ETFs tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Hedged Equity Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Hedged Equity Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the investment advisory agreement for each New Hedged Equity Fund.

26 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

Janus Detroit Street Trust ½ 27

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue

28 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Janus Detroit Street Trust ½ 29

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

30 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
18,356,000.000	10,091,959.360	62,353.920	214,482.800	0.000

Janus Detroit Street Trust ½ 31

Janus Velocity Tail Risk Hedged Large Cap ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 12 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	12	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015);
Chairman, Clough
Funds Trust
(investment company)
(since 2017);
Independent Trustee,
Clough Dividend and
Income Fund (closed-
end fund) (since
2017); Independent
Trustee, Clough
Global Opportunities
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Elevation ETF Trust
(since 2016);
Chairman, Elevation
ETF Trust
(since 2017)

32 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	12	Director, Denver Metro Leadership Foundation (non- profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	12	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker-dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	12	Director, Perkins Investment Management LLC (since 2014).

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 33

Janus Velocity Tail Risk Hedged Large Cap ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	10/17-Present; Vice President, Provisional Chief Compliance Officer, and Anti-Money Laundering Officer (9/17-10/17)	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Secretary and Chief Legal Counsel	1/17-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

34 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes

Janus Detroit Street Trust ½ 35

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes

36 ½ OCTOBER 31, 2017

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes

Janus Detroit Street Trust ½ 37

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93067 12-17

ANNUAL REPORT

October 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Janus Detroit Street Trust

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

INVESTMENT OBJECTIVE

The Janus Velocity Volatility Hedged Large Cap ETF (“Exchange Traded Fund” or “ETF”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Volatility Hedged Large Cap Index (“the Underlying Index”). The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“The Underlying Index ETFs”). The ETF will seek to achieve its investment objective by investing at least 80% of its total assets in Underlying Index ETFs. The ETF also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs.

PERFORMANCE OVERVIEW

•	Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives that would benefit the U.S. economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. During the period, the market experienced some volatility as investors questioned whether Congress would be able to successfully implement the administration’s proposed policies. However, stocks delivered strong returns during the 12-month period.

•	During the period, the Janus Velocity Volatility Hedged Large Cap ETF (SPXH) returned 21.13% (based on NAV); its primary benchmark, the VelocityShares Volatility Hedged Large Cap Index, returned 21.82%, and its secondary benchmark, the S&P 500 Index, returned 23.63%.

•	SPXH seeks to provide investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. This core ETF addresses the challenge of efficiently hedging the downside risk of an equity portfolio, and is designed to provide a systematic solution to that problem via exposure to VIX® futures. It’s comprised of an 85% exposure to large-cap equities (S&P 500® Index) and a 15% exposure to a volatility component designed to efficiently hedge against large market declines. SPXH automatically rebalances back to these target allocations at each month end.

Janus Detroit Street Trust ½ 1

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

Fund At A Glance

October 31, 2017

Top Holdings – (% of Net Assets)
SPDR S&P 500 Trust	28.3%
Vanguard S&P 500	28.3%
iShares Core S&P 500	28.3%
State Street Institutional U.S. Government Money Market Fund	12.0%

96.9%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2017
	One Year	Since Inception*
Janus Velocity Volatility Hedged Large Cap ETF – NAV	21.13%	9.42%
Janus Velocity Volatility Hedged Large Cap ETF – Market Price	21.15%	9.44%
VelocityShares Volatility Hedged Large Cap Index	21.82%	10.07%
S&P 500® Index	23.63%	14.00%

Total annual expense ratio as stated in the February 28, 2017 prospectus: 0.70%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

The Fund commenced operations on July 18, 2016, after the reorganization of Janus Velocity Volatility Hedged Large Cap ETF, the Fund’s predecessor fund (“Predecessor Fund”), into the Fund. The performance shown prior to July 18, 2016 reflects the historical performance of the Predecessor Fund prior to the reorganization, calculated using the fees and expenses of the Predecessor Fund. If the Fund had been available during periods prior to July 18, 2016, the performance shown may have been different. The Fund’s financial statements incorporate the financial statements of the Predecessor Fund for periods prior to July 18, 2016.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Index and Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus Index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Predecessor Fund’s inception date is June 21, 2013.

Janus Detroit Street Trust ½ 3

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Net Annualized Expense Ratio (5/1/17 - 10/31/2017)††
$1,000.00	$1,069.70	$3.39	$1,000.00	$1,021.93	$3.31	0.65%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

4 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

Janus Velocity Volatility Hedged Large Cap ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Velocity Volatility Hedged Large Cap ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from December 1, 2015 through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended November 30, 2015, and the financial highlights for each of the periods ended on or prior to November 30, 2015 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 28, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

December 20, 2017

Janus Detroit Street Trust ½ 5

Janus Velocity Volatility Hedged Large Cap ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Investment Companies – 96.9%
Exchange-Traded Funds (ETFs) – 84.9%
iShares Core S&P 500	59,529	$15,406,700
SPDR S&P 500 Trust	59,939	15,413,314
Vanguard S&P 500	65,252	15,407,955

		46,227,969
Money Markets – 12.0%
State Street Institutional U.S. Government Money Market Fund, 0.9569%ºº	6,493,648	6,493,648
Total Investments (total cost $43,376,808) – 96.9%		52,721,617
Cash, Receivables and Other Assets, net of Liabilities – 3.1%		1,713,724
Net Assets – 100%		$54,435,341

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/17
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.0003%ºº	$308	Δ	$ —	$ —	$ —

	Share Balance at 10/31/16		Purchases	Sales	Share Balance at 10/31/17
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.0003%ºº	—		24,358,600	(24,358,600)	—

Schedule of Total Return Swaps

Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas S.A.:
1.970%	S&P 500 VIX Futures Variable Long/Short Index	Monthly	12/1/17	38,000 USD	$872
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	1/2/18	421,604 USD	13,462
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	2/1/18	1,060,000 USD	218,161
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	3/1/18	1,121,529 USD	120,022
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	4/2/18	215,000 USD	24,383
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	5/1/18	559,550 USD	66,966
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	6/1/18	167,000 USD	19,785
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	9/3/18	136,000 USD	(2,121)
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	11/1/18	107,370 USD	(3,106)
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	12/3/18	170,000 USD	(2,168)
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	12/3/18	330,267 USD	(2,859)
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	1/2/19	1,592,723 USD	(23,544)
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	2/1/19	227,736 USD	(8,275)
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	2/1/19	224,000 USD	(2,691)
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	3/1/19	231,640 USD	14,820
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	3/1/19	635,000 USD	39,829
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	4/1/19	216,151 USD	8,496
1.970	S&P 500 VIX Futures Variable Long/Short Index	Monthly	5/1/19	102,042 USD	—
Total					$482,032

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Schedule of Investments

October 31, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2017

Equity Contracts
Asset Derivatives:
Outstanding swap contracts, at value	$526,796
Liability Derivatives:
Outstanding swap contracts, at value	$44,764

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended October 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(256,945)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$1,070,852

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended October 31, 2017

Market Value
Total return swaps, long	$348,048

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Schedule of Investments and Other Information

CBOE Volatility Index® or VIX® Index®	Shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options and is a widely used measure of market risk. The VIX methodology is the property of Chicago Board of Options Exchange, which is not affiliated with Janus Henderson.

VelocityShares Volatility Hedged Large Cap Index	VelocityShares Volatility Hedged Large Cap Index (SPXHID) combines 85% exposure to a large cap equity portfolio with a 15% exposure to a volatility strategy intended to hedge against large declines in the S&P 500 Index.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

SPDR	Standard & Poor’s Depositary Receipt

ºº	Rate shown is the 7-day yield as of October 31, 2017.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investment in Securities:
Investment Companies	$52,721,617	$—		$—

Total Investments in Securities	$52,721,617	$—		$—
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$—	$526,796		$—

Total Assets	$52,721,617	$526,796		$—

Liabilities
Other Financial Instruments(a):	—		$
Outstanding Swap Contracts, at Value	$—	$44,764		$—

(a)	Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

8 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments, at value(1)	$52,721,617
Cash	97,000
Restricted cash (Note 1)	720,000
Deposits with brokers for OTC derivatives	490,000
Outstanding swap contracts, at value	526,796
Receivables:
Investments sold	227,053
Dividends	5,619
Affiliated securities lending income, net	157
Total Assets	54,788,242
Liabilities:
Outstanding swap contracts, at value	44,764
Payables:
Investments purchased	276,254
Management fees	28,796
Interest on swap contracts	3,087
Total Liabilities	352,901
Net Assets	$54,435,341
Net Assets Consists of:
Capital (par value and paid-in surplus)	$49,462,010
Undistributed net investment income/(loss)	—
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(4,853,510)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	9,826,841
Total Net Assets	$54,435,341
Net Assets	$54,435,341
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	1,550,000
Net Asset Value Per Share	$35.12

(1)	Includes cost of $43,376,808.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Velocity Volatility Hedged Large Cap ETF

Statement of Operations

For the year ended October 31, 2017

Investment Income:
Dividends	$837,009
Affiliated securities lending income, net	308
Total Investment Income	837,317
Expenses:
Management Fees	304,533
Total Expenses	304,533
Net Investment Income/(Loss)	532,784
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	29,662
Swap contracts	(256,945)
Total Net Realized Gain/(Loss) on Investments	(227,283)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	7,494,013
Swap contracts	1,070,852
Total Change in Unrealized Net Appreciation/Depreciation	8,564,865
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,870,366

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Statements of Changes in Net Assets

	Year ended October 31, 2017	Period ended October 31, 2016(1)	Year ended November 30, 2015(2)
Operations:
Net investment income/(loss)	$532,784	$637,186	$823,336
Net realized gain/(loss) on investments	(227,283)	(1,312,411)	1,332,932
Change in unrealized net appreciation/depreciation	8,564,865	516,162	(4,005,524)
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,870,366	(159,063)	(1,849,256)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(600,654)	(817,870)	(610,565)
Capital Share Transactions	5,054,794	(24,623,793)	(5,898,721)
Net Increase/(Decrease) in Net Assets	13,324,506	(25,600,726)	(8,358,542)
Net Assets:
Beginning of period	41,110,835	66,711,561	75,070,103
End of period	$54,435,341	$41,110,835	$66,711,561

Undistributed Net Investment Income/(Loss)	$—	$41,435	$212,771

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Velocity Volatility Hedged Large Cap ETF

Financial Highlights

For a share outstanding during year ended October 31, 2017 and period ended October 31, 2016, and each year and period ended November 30	2017	2016(1)	2015	2014	2013(2)
Net Asset Value, Beginning of Period	$29.36	$29.65	$30.64	$27.85	$25.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.37	0.42	0.35	0.21	0.12
Net realized and unrealized gain/(loss)	5.81	(0.21)	(1.10)	2.84	2.88
Total from Investment Operations	6.18	0.21	(0.75)	3.05	3.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.50)	(0.24)	(0.19)	(0.10)
Distributions (from capital gains)	—	—	—	(0.00)(4)	—
Return of Capital	—	—	—	(0.07)	(0.05)
Total Dividends and Distributions	(0.42)	(0.50)	(0.24)	(0.26)	(0.15)
Net Asset Value, End of Period	$35.12	$29.36	$29.65	$30.64	$27.85
Total Return*	21.17%	0.75%	(2.44)%	11.00%	12.04%
Net assets, End of Period (in thousands)	$54,435	$41,111	$66,712	$75,070	$8,357
Average Net Assets for the Period (in thousands)	$46,851	$43,960	$71,258	$37,409	$5,892
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss)	1.14%	1.57%	1.15%	0.71%	1.05%
Portfolio Turnover Rate(5)	2%	3%	4%	1%	2%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from June 21, 2013 (inception date) through November 30, 2013.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 per share.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Velocity Volatility Hedged Large Cap ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers nine Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund is a fund of funds and seeks its investment objective by investing 85% of its net assets in unaffiliated underlying ETFs that provide exposure to large capitalization securities and 15% of its net assets to a volatility strategy. For additional information on the underlying ETFs, visit the Securities and Exchange Commission website at www.SEC.GOV. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the VelocityShares Volatility Hedged Large Cap Index (the “Underlying Index”). The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization and Termination (the “Reorganization”), the Fund acquired all of the assets and liabilities of Janus Velocity Volatility Hedged Large Cap ETF (the “Predecessor Fund”), a series of ALPS ETF Trust, on July 18, 2016. The shareholders of the Predecessor Fund received shares of the Fund with an aggregate net asset value “NAV” equal to the aggregate NAV of their shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the Fund
950,000	1.00	950,000

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on July 15, 2016, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$—	$45,280,733	$45,280,733
Accumulated Net Investment Income	—	(100,368)	(100,368)
Accumulated Net Realized Gain	—	(1,473,509)	(1,473,509)
Net Unrealized Appreciation	—	537,352	537,352
Net Assets	—	44,244,208	44,244,208
Cost of Investments	—	35,003,989	35,003,989

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the year ended November 30, 2015, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

The fiscal year end of the Predecessor Fund was November 30. Subsequent to November 30, 2015, the Fund changed its fiscal year end to October 31, 2016, to reflect the fiscal year end of the Trust.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the NYSE Arc, Inc., and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

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An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time,

Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

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Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year/period.

Financial assets of $4,848,349 were transferred out of Level 2 to Level 1 to reflect the investments unadjusted quoted price as of October 31, 2017.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of October 31, 2017, the Fund had restricted cash in the amount of $720,000. The restricted cash represents collateral pledged in relation to derivatives. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the year ended October 31, 2017 is discussed in further detail below.

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The Fund may use derivative instruments for risk management purposes or as part of its investment strategies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.
•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

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The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the year, the Fund entered into total return swaps on equity volatility indices in order to track the Fund’s underlying index. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of the index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts,

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tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in ETFs that provide exposure to a broad range of securities, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For

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corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of October 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas S.A.	$526,796	$(44,764)	$(482,032)	$—

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas S.A.	$44,764	$(44,764)	$—	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

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securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of October 31, 2017.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Effective February 22, 2016, the Fund entered into an investment advisory agreement with Janus Capital. Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.65% of the Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Advisors, Inc. (“ALPS”), the Predecessor Fund’s investment advisor, had entered into an investment advisory agreement with ALPS ETF Trust, whereby ALPS earned, on a monthly basis, an advisory fee equal to an annual rate of 0.65% of the Predecessor Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Fund Services, Inc. served as the Predecessor Fund’s administrator. ALPS Fund Services, Inc. did not receive any additional compensation for serving as administrator for the Predecessor Fund.

Effective February 22, 2016, Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2017, Janus Capital owned 1 share or 0.01% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market

20 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

price to save costs where allowed. During the year ended October 31, 2017, the Fund engaged in cross trades amounting to $ 81,293 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$—	$—	$(4,774,610)	$—	$—	$482,032	$9,265,909

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2017 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(3,075,842)	$(1,698,768)	$(4,774,610)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$43,455,708	$9,265,909	$—	$9,265,909

Information on the tax components of derivatives as of October 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$—	$526,796	$(44,764)	$482,032

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$600,654	$—	$—	$—

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Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

For the year ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$817,870	$—	$—	$—

For the year ended November 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$610,565	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$(26,435)	$26,435	$—

6. Capital Share Transactions

	Year ended October 31, 2017		Period ended October 31, 2016(1)		Year ended November 30, 2015(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	150,000	$5,054,794	100,000	$2,907,773	350,000	$10,663,752
Shares repurchased	—	—	(950,000)	(27,531,566)	(550,002)	(16,562,473)
Net Increase/(Decrease)	150,000	$5,054,794	(850,000)	$(24,623,793)	(200,002)	$(5,898,721)

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.

7. Purchases and Sales of Investment Securities

For the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$972,625	$1,532,193	$—	$—

For the year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,316,162	$—	$—	$—

8. Recent Accounting Pronouncements

The Securities and Exchange Commission (“SEC”) adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation SX was August 1, 2017. This report incorporates the amendments to Regulation S-X.

22 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the Investment Company Act of 1940 Act, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger may have caused the pre-merger investment advisory agreement to terminate automatically in accordance with its terms.

On October 24, 2016, the Fund’s Board of Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement to Fund shareholders for approval.

On March 17, 2017, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger on May 30, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Velocity Volatility Hedged Large Cap ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (Unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2017:

Dividends Received Deduction Percentage	91%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

24 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS VELOCITY TAIL RISK HEDGED LARGE CAP ETF AND JANUS VELOCITY VOLATILITY HEDGED LARGE CAP ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “New Hedged Equity Fund” and collectively, the “New Hedged Equity Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Hedged Equity Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Hedged Equity Fund, and the fees the Adviser will charge to the New Hedged Equity Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Hedged Equity Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Hedged Equity Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Hedged Equity Fund by the Adviser; the Adviser’s personnel and operations; each New Hedged Equity Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Hedged Equity Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Hedged Equity Funds. They recognized that an affiliate of the Adviser would separately serve the New Hedged Equity Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Hedged Equity Funds therefor, the New Hedged Equity Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Hedged Equity Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Hedged Equity Funds. The Board considered and determined that the services provided by the Adviser to the New Hedged Equity Funds were in addition to, rather than duplicative of, services provided under the advisory contracts of the ETFs in which these funds intended on investing.

The Board, including the Independent Trustees, considered the following in respect of each New Hedged Equity Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Hedged Equity Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Hedged Equity Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with each New Hedged Equity Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Hedged Equity Fund; the management of the day-to-day investment and reinvestment of the assets of each New Hedged Equity Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Hedged Equity Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Hedged Equity Funds.

Janus Detroit Street Trust ½ 25

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Hedged Equity Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Hedged Equity Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Hedged Equity Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Hedged Equity Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients. With regard to each New Hedged Equity Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Hedged Equity Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Hedged Equity Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Hedged Equity Fund’s proposed fees with those of other funds in the New Hedged Equity Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Hedged Equity Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Hedged Equity Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Hedged Equity Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as each New Hedged Equity Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Hedged Equity Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Hedged Equity Funds or the Adviser. The Board noted that it had received performance information of comparable operational ETFs tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Hedged Equity Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Hedged Equity Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the investment advisory agreement for each New Hedged Equity Fund.

26 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

Janus Detroit Street Trust ½ 27

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of

28 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; fall-out benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Janus Detroit Street Trust ½ 29

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

30 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	Broker Non-Votes
43,834,000.000	24,136,002.320	162,686.760	321,491.080	0.000

Janus Detroit Street Trust ½ 31

Janus Velocity Volatility Hedged Large Cap ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 12 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	12	.Independent Trustee,
Clough Funds Trust
(investment
company) (since
2015); Chairman,
Clough Funds Trust
(investment
company) (since
2017); Independent
Trustee, Clough
Dividend and Income
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Clough Global
Opportunities Fund
(closed-end fund)
(since 2017);
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Elevation ETF Trust
(since 2016);
Chairman, Elevation
ETF Trust (since
2017)

32 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	12	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	12	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	12	Director, Perkins Investment Management LLC (since 2014).

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 33

Janus Velocity Volatility Hedged Large Cap ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	10/17-Present; Vice President, Provisional Chief Compliance Officer, and Anti-Money Laundering Officer (9/17-10/17)	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Secretary and Chief Legal Counsel	1/17-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013- 2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

34 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes

Janus Detroit Street Trust ½ 35

Janus Velocity Volatility Hedged Large Cap ETF

Notes

36 ½ OCTOBER 31, 2017

Janus Velocity Volatility Hedged Large Cap ETF

Notes

Janus Detroit Street Trust ½ 37

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93066 12-17

ANNUAL REPORT

October 31, 2017

The Long-Term Care ETF

Janus Detroit Street Trust

The Long-Term Care ETF (unaudited)

INVESTMENT OBJECTIVE

The Long-Term Care ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities.

PERFORMANCE OVERVIEW

•	Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives that would benefit the U.S. economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. During the period, the market experienced some volatility as investors questioned whether Congress would be able to successfully implement the administration’s proposed policies. However, stocks delivered strong returns during the 12-month period. The underlying index underperformed the broader market, with the consumer services and financials sectors delivering the weakest returns.

•	During the period, The Long-Term Care ETF (OLD) returned 2.66% (based on NAV); its primary benchmark, the Solactive Long-Term Care Index, returned 3.23%, and its secondary benchmark, the MSCI All Country World Index, returned 23.20%.

•	OLD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that are positioned to profit from providing long-term care to the aging population. These include companies owning or operating senior living facilities, nursing services, specialty hospitals or senior housing, as well as biotech companies for age-related illnesses and companies that sell products and services to such facilities.

Janus Detroit Street Trust ½ 1

The Long-Term Care ETF (unaudited)

Fund At A Glance

October 31, 2017

5 Largest Equity Holdings – (% of Net Assets)
Ventas, Inc.
Equity Real Estate Investment Trusts (REITs)	20.3%
Welltower, Inc.
Equity Real Estate Investment Trusts (REITs)	20.1%
Orpea
Health Care Providers & Services	4.6%
HCP, Inc.
Equity Real Estate Investment Trusts (REITs)	4.5%
Senior Housing Properties Trust
Equity Real Estate Investment Trusts (REITs)	4.3%

53.8%

Sector Allocation – (% of Net Assets)
Financial	73.4%
Consumer, Non-cyclical	24.9%
Investment Companies	3.5%
Communications	1.2%
Consumer, Cyclical	0.3%

103.3%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2017

The Long-Term Care ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2017
	One Year	Since Inception*
The Long-Term Care ETF – NAV	2.66%	0.03%
The Long-Term Care ETF – Market Price	2.41%	-0.06%
Solactive Long-Term Care Index	3.23%	0.53%
MSCI All Country World IndexSM	23.20%	16.98%

Total annual expense ratio (estimated) as stated in the February 28, 2017 prospectus: 0.50%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Long-Term Care ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Net Annualized Expense Ratio (5/1/17 - 10/31/2017)
$1,000.00	$983.40	$2.50	$1,000.00	$1,022.68	$2.55	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of The Long-Term Care ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Long-Term Care ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from June 8, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2017

Janus Detroit Street Trust ½ 5

The Long-Term Care ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – 99.8%
Equity Real Estate Investment Trusts (REITs) – 70.6%
Aedifica SA	2,090	$199,162
CareTrust, Inc.	9,039	170,837
HCP, Inc.	16,947	437,911
Ingenia Communities Group	24,400	49,578
LTC Properties, Inc.	4,700	218,597
National Health Investors, Inc.	4,759	362,588
New Senior Investment Group, Inc.	9,643	86,209
Omega Healthcare Investors, Inc.#	14,035	405,050
Quality Care Properties, Inc.*	11,306	178,974
Sabra Health Care, Inc.	20,979	417,902
Senior Housing Properties Trust	22,879	420,974
Ventas, Inc.	31,551	1,979,825
Welltower, Inc.	29,242	1,958,044

		6,885,651
Health Care Providers & Services – 27.6%
Almost Family, Inc.*	1,545	68,366
Amedisys, Inc.*	3,421	164,584
Arvida Group, Ltd.	42,756	34,855
Brookdale Senior Living, Inc.*	22,151	222,175
Capital Senior Living Corp.*	2,812	37,400
Chartwell Retirement Residences	22,849	272,075
Elan Corp.	700	10,078
Ensign Group, Inc.	5,777	133,333
Estia Health, Ltd.	24,163	64,474
Extendicare, Inc.	10,667	77,535
Genesis Healthcare, Inc.*	4,357	4,255
Japara Healthcare, Ltd.	29,467	45,640
Kindred Healthcare, Inc.	10,093	61,063
Korian SA	5,493	178,534
LHC Group, Inc.*	1,953	130,480
Metlifecare, Ltd.	20,197	79,972
N Field Co., Ltd.	1,400	25,849
National HealthCare Corp.	1,119	71,616
Orpea	3,753	449,666
Pine Care Group, Ltd.	32,000	3,527
Regis Healthcare, Ltd.	16,030	44,739
Ryman Healthcare, Ltd.	47,539	302,869
Sienna Senior Living, Inc.	5,529	76,216
Summerset Group Holdings, Ltd.	25,116	83,792
Tsukui Corp.	6,000	42,982

		2,686,075
Internet Software & Services – 1.2%
SMS Co., Ltd.	3,900	116,866
Real Estate Management & Development – 0.4%
DreamEast Group, Ltd.*	8,500	13,619
Lifestyle Communities, Ltd.	7,482	25,930

		39,549
Total Common Stocks (cost $10,094,199)		9,728,141
Investment Companies – 3.5%
Investments Purchased with Cash Collateral from Securities Lending – 3.5%
Janus Cash Collateral Fund LLC, 1.0003%ºº,£	336,550	336,550
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund, 0.9569%ºº	4	4
Total Investment Companies (cost $336,554)		336,554
Total Investments (total cost $10,430,753) – 103.3%		10,064,695
Liabilities, net of Cash, Receivables and Other Assets – (3.3%)		(320,497)
Net Assets – 100%		$9,744,198

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Schedule of Investments

October 31, 2017

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$7,866,737	78.2%
France	628,200	6.2
New Zealand	501,488	5.0
Canada	425,826	4.2
Australia	230,361	2.3
Belgium	199,162	2.0
Japan	195,775	1.9
Hong Kong	17,146	0.2
Total	$10,064,695	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/17
Investment Companies – 3.5%
Investments Purchased with Cash Collateral from Securities Lending – 3.5%
Janus Cash Collateral Fund LLC, 1.0003%ºº	$371	Δ	$—	$—	$336,550

	Share Balance at 10/31/16		Purchases	Sales	Share Balance at 10/31/17
Investment Companies – 3.5%
Investments Purchased with Cash Collateral from Securities Lending – 3.5%
Janus Cash Collateral Fund LLC, 1.0003%ºº	—		2,498,758	(2,162,208)	336,550

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Long-Term Care ETF

Notes to Schedule of Investments and Other Information

Solactive Long-Term Care Index	Solactive Long-Term Care Index is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including: companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses and companies that sell products and services to such facilities.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

#	Loaned security; a portion of the security is on loan at October 31, 2017.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of October 31, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing companies.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$9,728,141	$—	$—
Investment Companies	4	336,550	—

Total Assets	$9,728,145	$336,550	$—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Statement of Assets and Liabilities

October 31, 2017

Assets:
Unaffiliated investments, at value(1)(2)	$9,728,145
Affiliated investments, at value(3)	336,550
Cash denominated in foreign currency(4)	1,277
Receivables:
Investments sold	399,684
Dividends	28,718
Affiliated securities lending income, net	106
Total Assets	10,494,480
Liabilities:
Collateral on securities loaned (Note 2)	336,550
Payables:
Due to custodian	3,710
Investments purchased	405,947
Management fees	4,075
Total Liabilities	750,282
Net Assets	$9,744,198
Net Assets Consists of:
Capital (par value and paid-in surplus)	10,191,538
Undistributed net investment income/(loss)	—
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(81,407)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	(365,933)
Total Net Assets	$9,744,198
Net Assets	$9,744,198
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	400,001
Net Asset Value Per Share	$24.36

(1)	Includes cost of $10,094,203.
(2)	Includes $328,282 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $336,550.
(4)	Includes cost of $1,297.

See Notes to Financial Statements.

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The Long-Term Care ETF

Statement of Operations

For the year ended October 31, 2017

Investment Income:
Dividends	$226,219
Affiliated securities lending income, net	371
Foreign tax withheld	(6,438)
Total Investment Income	220,152
Expenses:
Management Fees	35,221
Total Expenses	35,221
Net Investment Income/(Loss)	184,931
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(81,002)
Total Net Realized Gain/(Loss) on Investments	(81,002)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	(303,267)
Total Change in Unrealized Net Appreciation/Depreciation	(303,267)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(199,338)

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Statements of Changes in Net Assets

	Year ended October 31, 2017	Period ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$184,931	$21,416
Net realized gain/(loss) on investments	(81,002)	(263)
Change in unrealized net appreciation/depreciation	(303,267)	(62,666)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(199,338)	(41,513)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(184,738)	(21,391)
Return of Capital on Dividends from Net Investment Income	(22,237)	(4,470)
Capital Share Transactions	5,252,211	4,965,674
Net Increase/(Decrease) in Net Assets	4,845,898	4,898,300
Net Assets:
Beginning of period	4,898,300	—
End of period	$9,744,198	$4,898,300

Undistributed Net Investment Income/(Loss)	$—	$—

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

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The Long-Term Care ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$24.49	$25.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.66	0.21
Net realized and unrealized gain/(loss)	(0.01)	(0.84)
Total from Investment Operations	0.65	(0.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.72)	(0.21)
Return of Capital	(0.06)	(0.05)
Total Dividends and Distributions	(0.78)	(0.26)
Net Asset Value, End of Period	$24.36	$24.49
Total Return*	2.66%	(2.56)%
Net assets, End of Period (in thousands)	$9,744	$4,898
Average Net Assets for the Period (in thousands)	$7,044	$2,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	2.63%	2.07%
Portfolio Turnover Rate(3)	19%	5%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Long-Term Care ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers nine Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

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Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year/period.

Financial assets of $1,751 were transferred out of Level 2 to Level 1 to reflect the investments unadjusted quoted price as of October 31, 2017.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

14 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Notes to Financial Statements

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many

Janus Detroit Street Trust ½ 15

The Long-Term Care ETF

Notes to Financial Statements

non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

Within the parameters of its specific investment policies, the Fund may invest in REITs. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred and convertible securities of issuers in real estate-related industries. A REIT is a trust that invests in real estate related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as

16 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Notes to Financial Statements

permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$328,282	$—	$(328,282)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the

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The Long-Term Care ETF

Notes to Financial Statements

lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $328,282 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2017 is $336,550, resulting in the net amount due to the counterparty of $8,268.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$—	$—	$(69,619)	$—	$—	$125	$(377,846)

18 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2017 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(55,842)	$(13,777)	$(69,619)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$10,442,541	$309,713	$(687,559)	$(377,846)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers.

For the year ended October 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$184,738	$—	$22,237	$—

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$21,391	$—	$4,470	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$(21,877)	$22,044	$(167)

5. Capital Share Transactions

	Year ended October 31, 2017		Period ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	200,000	$5,252,211	200,001	$4,965,674
Shares repurchased	—	—	—	—
Net Increase/(Decrease)	200,000	$5,252,211	200,001	$4,965,674

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

Janus Detroit Street Trust ½ 19

The Long-Term Care ETF

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,421,384	$1,383,577	$—	$—

For the year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$5,251,263	$—	$—	$—

7. Recent Accounting Pronouncements

The Securities and Exchange Commission (“SEC”) adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation SX was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the Investment Company Act of 1940 Act, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger may have caused the pre-merger investment advisory agreement to terminate automatically in accordance with its terms.

On October 24, 2016, the Fund’s Board of Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement to Fund shareholders for approval.

On April 18, 2017, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger on May 30, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

20 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (Unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2017

Return of Capital Distributions	$22,237
Dividends Received Deduction Percentage	2%
Qualified Dividend Income Percentage	26%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

22 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

Janus Detroit Street Trust ½ 23

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

24 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

Janus Detroit Street Trust ½ 25

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

26 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017 and adjourned and reconvened on April 6, 2017 and April 18, 2017. At the meetings, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
4,726,000.000	2,402,887.440	34,570.690	339,279.540	0.000

Janus Detroit Street Trust ½ 27

The Long-Term Care ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 12 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	12	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015);
Chairman, Clough
Funds Trust
(investment company)
(since 2017);
Independent Trustee,
Clough Dividend and
Income Fund (closed-
end fund) (since
2017); Independent
Trustee, Clough
Global Opportunities
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Elevation ETF Trust
(since 2016);
Chairman, Elevation
ETF Trust (since
2017).

28 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	12	Director, Denver Metro Leadership Foundation (non- profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	12	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	12	Director, Perkins Investment Management LLC (since 2014).

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 29

The Long-Term Care ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	10/17-Present; Vice President, Provisional Chief Compliance Officer, and Anti-Money Laundering Officer (9/17–10/17)	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management (2005-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Secretary and Chief Legal Counsel	1/17-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

30 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Notes

Janus Detroit Street Trust ½ 31

The Long-Term Care ETF

Notes

32 ½ OCTOBER 31, 2017

The Long-Term Care ETF

Notes

Janus Detroit Street Trust ½ 33

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93069 12-17

ANNUAL REPORT

October 31, 2017

The Obesity ETF

Janus Detroit Street Trust

The Obesity ETF (unaudited)

INVESTMENT OBJECTIVE

The Obesity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel.

PERFORMANCE OVERVIEW

•	Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives that would benefit the U.S. economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. During the period, the market experienced some volatility as investors questioned whether Congress would be able to successfully implement the administration’s proposed policies. However, stocks delivered strong returns during the 12-month period. The underlying index outperformed the broader market, with the consumer goods sector delivering the strongest returns.

•	During the period, The Obesity ETF (SLIM) returned 27.99% (based on NAV); its primary benchmark, the Solactive Obesity Index, returned 28.51%, and its secondary benchmark, the MSCI All Country World Index, returned 23.20%.

•	SLIM seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that could benefit as they fight the global obesity epidemic. Such companies could include biotechnology, pharmaceutical, health care and medical device companies focused on obesity and obesity-related disease such as diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea. The ETF also includes companies focused on weight-loss programs, supplements and plus-sized apparel.

Janus Detroit Street Trust ½ 1

The Obesity ETF (unaudited)

Fund At A Glance

October 31, 2017

5 Largest Equity Holdings – (% of Net Assets)
Novo Nordisk A/S
Pharmaceuticals	20.3%
Fresenius Medical Care AG & Co. KGaA
Health Care Providers & Services	19.7%
Insulet Corp.
Health Care Equipment & Supplies	5.4%
Fisher & Paykel Healthcare Corp., Ltd.
Health Care Equipment & Supplies	5.0%
ResMed, Inc.
Health Care Equipment & Supplies	4.9%

55.3%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	101.6%
Consumer, Cyclical	1.9%
Investment Companies	0.6%

104.1%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2017

The Obesity ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2017
	One Year	Since Inception*
The Obesity ETF – NAV	27.99%	9.95%
The Obesity ETF – Market Price	27.26%	8.49%
Solactive Obesity Index	28.51%	10.34%
MSCI All Country World IndexSM	23.20%	16.98%

Total	annual expense ratio (estimated) as stated in the February 28, 2017 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	The Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Obesity ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Net Annualized Expense Ratio (5/1/17 - 10/31/2017)
$1,000.00	$1,124.60	$2.68	$1,000.00	$1,022.68	$2.55	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2017

The Obesity ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of The Obesity ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Obesity ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from June 8, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2017

Janus Detroit Street Trust ½ 5

The Obesity ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – 103.5%
Biotechnology – 6.1%
Adocia*	201	$3,744
Arena Pharmaceuticals, Inc.*	1,881	52,724
Esperion Therapeutics, Inc.*	948	43,362
Keryx Biopharmaceuticals, Inc.*	5,143	33,327
Lexicon Pharmaceuticals, Inc.*	2,092	21,317
MannKind Corp.*,#	4,631	15,236
Zafgen, Inc.*	1,085	3,863

		173,573
Diversified Consumer Services – 4.3%
Weight Watchers International, Inc.*	2,729	122,586
Health Care Equipment & Supplies – 36.4%
AngioDynamics, Inc.*	1,740	29,528
Apex Biotechnology Corp.	4,000	4,377
Cardiovascular Systems, Inc.*	1,536	36,972
CryoLife, Inc.*	1,466	28,514
DexCom, Inc.*	2,899	130,368
Endologix, Inc.*	3,818	20,235
Fisher & Paykel Healthcare Corp., Ltd.	15,682	142,005
Insulet Corp.*	2,609	153,435
iRhythm Technologies, Inc.*	774	39,435
Itamar Medical, Ltd.*	5,639	1,839
LeMaitre Vascular, Inc.	704	22,535
Lifetech Scientific Corp.*	104,000	25,727
Microlife Corp.	2,000	4,894
Microport Scientific Corp.	28,000	27,635
Nipro Corp.	6,800	98,682
NxStage Medical, Inc.*	3,113	83,895
Obalon Therapeutics, Inc.*	358	3,018
ResMed, Inc.	16,769	139,248
Rockwell Medical, Inc.*,#	2,243	13,593
TaiDoc Technology Corp.	2,203	6,370
Ypsomed Holding AG*	172	29,972

		1,042,277
Health Care Providers & Services – 24.6%
DaVita, Inc.*	2,291	139,155
Fresenius Medical Care AG & Co. KGaA	5,839	564,714

		703,869
Internet & Catalog Retail – 3.8%
N Brown Group PLC	9,036	36,142
Nutrisystem, Inc.	1,422	71,029

		107,171
Life Sciences Tools & Services – 0.2%
Crown Bioscience International	4,000	5,365
Personal Products – 6.9%
Herbalife, Ltd.*	1,762	127,957
Medifast, Inc.	515	32,136
USANA Health Sciences, Inc.*	572	37,580

		197,673
Pharmaceuticals – 20.6%
Novo Nordisk A/S - Class B	11,696	581,907
Oramed Pharmaceuticals, Inc.*	402	3,988
VIVUS, Inc.*	4,788	3,283

		589,178
Specialty Retail – 0.6%
Cato Corp. - Class A	1,105	14,210
Destination XL Group, Inc.*	1,622	3,244

		17,454
Total Common Stocks (cost $2,986,151)		2,959,146

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2017

The Obesity ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Investment Companies – 0.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Cash Collateral Fund LLC, 1.0003%ºº,£ (cost $17,506)	17,506	$17,506
Total Investments (total cost $3,003,657) – 104.1%		2,976,652
Liabilities, net of Cash, Receivables and Other Assets – (4.1%)		(116,163)
Net Assets - 100%		$2,860,489

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$1,439,291	48.4%
Denmark	581,907	19.5
Germany	564,714	19.0
New Zealand	142,005	4.8
Japan	98,682	3.3
China	53,362	1.8
United Kingdom	36,142	1.2
Switzerland	29,972	1.0
Taiwan, Province Of China	21,006	0.7
Israel	5,827	0.2
France	3,744	0.1
Total	$2,976,652	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/17
Investment Companies – 0.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Cash Collateral Fund LLC, 1.0003%ºº	$4,628	Δ	$—	$—	$17,506

	Share Balance at 10/31/16		Purchases	Sales	Share Balance at 10/31/17
Investment Companies – 0.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Cash Collateral Fund LLC, 1.0003%ºº	—		1,129,960	(1,112,454)	17,506

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Obesity ETF

Notes to Schedule of Investments and Other Information

October 31, 2017

Solactive Obesity Index	Solactive Obesity Index is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including: biotechnology, pharmaceutical, healthcare and medical device companies whose business is focused on obesity and obesity related disease, including diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea, and companies focused on weight loss programs and supplements, and plus sized apparel.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2017.

ºº	Rate shown is the 7-day yield as of October 31, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing companies

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$2,959,146	$—	$—
Investment Companies	—	17,506	—

Total Assets	$2,959,146	$17,506	$—

8 ½ OCTOBER 31, 2017

The Obesity ETF

Statement of Assets and Liabilities

October 31, 2017

Assets:
Unaffiliated investments, at value(1)(2)	$2,959,146
Affiliated investments, at value(3)	17,506
Cash denominated in foreign currency(4)	2
Receivables:
Investments sold	109,515
Dividends	3,088
Affiliated securities lending income, net	779
Total Assets	3,090,036
Liabilities:
Collateral on securities loaned (Note 2)	17,506
Payables:
Due to custodian	871
Investments purchased	209,980
Management fees	1,190
Total Liabilities	229,547
Net Assets	$2,860,489
Net Assets Consists of:
Capital (par value and paid-in surplus)	$2,921,528
Undistributed net investment income/(loss)	—
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(34,345)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	(26,694)
Total Net Assets	$2,860,489
Net Assets	$2,860,489
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	100,001
Net Asset Value Per Share	$28.60

(1)	Includes cost of $2,986,151.
(2)	Includes $17,116 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $17,506.
(4)	Includes cost of $2.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Obesity ETF

Statement of Operations

For the year ended October 31, 2017

Investment Income:
Dividends	$29,897
Affiliated securities lending income, net	4,628
Foreign tax withheld	(3,787)
Total Investment Income	30,738
Expenses:
Management Fees	12,714
Total Expenses	12,714
Net Investment Income/(Loss)	18,024
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	384,390
Total Net Realized Gain/(Loss) on Investments	384,390
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	220,542
Total Change in Unrealized Net Appreciation/Depreciation	220,542
Net Increase/(Decrease) in Net Assets Resulting from Operations	$622,956

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2017

The Obesity ETF

Statements of Changes in Net Assets

	Year ended October 31, 2017	Period ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$18,024	$4,682
Net realized gain/(loss) on investments	384,390	(30,641)
Change in unrealized net appreciation/depreciation	220,542	(247,236)
Net Increase/(Decrease) in Net Assets Resulting from Operations	622,956	(273,195)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(16,546)	(4,675)
Return of Capital on Dividends from Net Investment Income	—	(1,029)
Capital Share Transactions	5,612	2,527,366
Net Increase/(Decrease) in Net Assets	612,022	2,248,467
Net Assets:
Beginning of period	2,248,467	—
End of period	$2,860,489	$2,248,467

Undistributed Net Investment Income/(Loss)	$—	$4

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Obesity ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$22.48	$25.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.05
Net realized and unrealized gain/(loss)	6.11	(2.78)
Total from Investment Operations	6.29	(2.73)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.05)
Return of Capital	—	(0.01)
Total Dividends and Distributions	(0.17)	(0.06)
Net Asset Value, End of Period	$28.60	$22.48
Total Return*	28.05%	(10.79)%
Net assets, End of Period (in thousands)	$2,860	$2,248
Average Net Assets for the Period (in thousands)	$2,543	$2,478
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.71%	0.48%
Portfolio Turnover Rate(3)	44%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2017

The Obesity ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Obesity ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers nine Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their

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small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year/period.

Financial assets of $790 were transferred out of Level 2 to Level 1 to reflect the investments unadjusted quoted price as of October 31, 2017.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

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Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many

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Notes to Financial Statements

non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

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The Obesity ETF

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$17,116	$—	$(17,116)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $17,116 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2017 is $17,506, resulting in the net amount due to the counterparty of $390.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund

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Notes to Financial Statements

administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss
$—	$—	$(18,541)	$—	$—	$311	$(42,809)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2017 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(18,541)	$—	$(18,541)

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The Obesity ETF

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$3,019,461	$148,901	$(191,710)	$(42,809)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$16,546	$—	$—	$—

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$4,675	$—	$1,029	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$389,579	$(1,482)	$(388,097)

5. Capital Share Transactions

	Year ended October 31, 2017		Period ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	100,000	$2,726,001	100,001	$2,527,366
Shares repurchased	(100,000)	(2,720,389)	—	—
Net Increase/(Decrease)	—	$5,612	100,001	$2,527,366

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,309,631	$1,217,623	$—	$—

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Notes to Financial Statements

For the year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,707,024	$2,698,253	$—	$—

During the year ended October 31, 2017, the Fund had net realized gain/(loss) of $392,968 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The Securities and Exchange Commission (“SEC”) adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation SX was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the Investment Company Act of 1940 Act, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger may have caused the pre-merger investment advisory agreement to terminate automatically in accordance with its terms.

On October 24, 2016, the Fund’s Board of Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement to Fund shareholders for approval.

On March 17, 2017, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger on May 30, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

20 ½ OCTOBER 31, 2017

The Obesity ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (Unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2017:

Dividends Received Deduction Percentage	36%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

22 ½ OCTOBER 31, 2017

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

Janus Detroit Street Trust ½ 23

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

24 ½ OCTOBER 31, 2017

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are

Janus Detroit Street Trust ½ 25

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

26 ½ OCTOBER 31, 2017

The Obesity ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
2,257,000.000	1,121,300.170	0.000	32,162.250	0.000

Janus Detroit Street Trust ½ 27

The Obesity ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 12 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	12	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015);
Chairman, Clough
Funds Trust
(investment company)
(since 2017);
Independent Trustee,
Clough Dividend and
Income Fund (closed-
end fund) (since
2017); Independent
Trustee, Clough
Global Opportunities
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Elevation ETF Trust
(since 2016);
Chairman, Elevation
ETF Trust (since
2017).

28 ½ OCTOBER 31, 2017

The Obesity ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	12	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	12	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	12	Director, Perkins Investment Management LLC (since 2014).

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 29

The Obesity ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	10/17-Present; Vice President, Provisional Chief Compliance Officer, and Anti-Money Laundering Officer (9/17-10/17)	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management (May 2017 – September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management (2005 – 2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Secretary and Chief Legal Counsel	1/17-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013- 2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

30 ½ OCTOBER 31, 2017

The Obesity ETF

Notes

Janus Detroit Street Trust ½ 31

The Obesity ETF

Notes

32 ½ OCTOBER 31, 2017

The Obesity ETF

Notes

Janus Detroit Street Trust ½ 33

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93070 12-17

ANNUAL REPORT

October 31, 2017

The Organics ETF

Janus Detroit Street Trust

The Organics ETF (unaudited)

INVESTMENT OBJECTIVE

The Organics ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging.

PERFORMANCE OVERVIEW

•	Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives that would benefit the U.S. economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. During the period, the market experienced some volatility as investors questioned whether Congress would be able to successfully implement the administration’s proposed policies. However, stocks delivered strong returns during the 12-month period. The underlying index outperformed the broader market, with the basic materials sector delivering the strongest returns.

•	During the period, The Organics ETF (ORG) returned 27.11% (based on NAV); its primary benchmark, the Solactive Organics Index, returned 27.87%, and its secondary benchmark, the MSCI All Country World Index, returned 23.20%.

•	ORG seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that can capitalize on consumers’ increasing desire for naturally-derived food and personal care items, including: companies which service, produce, distribute, market or sell organic food, beverage, cosmetics, supplements, or packaging.

Janus Detroit Street Trust ½ 1

The Organics ETF (unaudited)

Fund At A Glance

October 31, 2017

5 Largest Equity Holdings – (% of Net Assets)
Chr Hansen Holding A/S
Chemicals	20.9%
Hain Celestial Group, Inc.
Food Products	18.0%
Blackmores, Ltd.
Personal Products	9.1%
Bellamy’s Australia, Ltd.
Food Products	6.5%
Wessanen
Food Products	6.4%

60.9%

Holdings are subject to change without notice.

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	103.7%
Basic Materials	4.1%
Investment Companies	3.0%

110.8%

2 ½ OCTOBER 31, 2017

The Organics ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2017
	One Year	Since Inception*
The Organics ETF – NAV	27.11%	16.18%
The Organics ETF – Market Price	28.68%	17.01%
Solactive Organics Index	27.87%	16.79%
MSCI All Country World IndexSM	23.20%	16.98%

Total	annual expense ratio (estimated) as stated in the February 28, 2017 prospectus: 0.50%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

Effective February 28, 2017 Edward Tom, Benjamin Wang and Scott Weiner are Co-Portfolio Managers of the Fund.

*	Fund commenced operations on June 8, 2016.

Janus Detroit Street Trust ½ 3

The Organics ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Net Annualized Expense Ratio (5/1/17 - 10/31/2017)
$1,000.00	$1,190.60	$2.76	$1,000.00	$1,022.68	$2.55	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2017

The Organics ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of The Organics ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Organics ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from June 8, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

December 20, 2017

Janus Detroit Street Trust ½ 5

The Organics ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – 107.8%
Chemicals – 25.0%
Century Sunshine Group Holdings, Ltd.*	2,660,000	$84,555
Chr Hansen Holding A/S	29,721	2,600,983
Treatt PLC	74,150	427,595

		3,113,133
Food & Staples Retailing – 11.7%
Natural Grocers by Vitamin Cottage, Inc.*	14,275	70,090
Sprouts Farmers Market, Inc.*	30,749	568,549
United Natural Foods, Inc.*	14,167	549,255
Village Super Market, Inc. - Class A	11,031	264,634

		1,452,528
Food Products – 54.4%
Amira Nature Foods, Ltd.*,#	23,089	138,303
Amplify Snack Brands, Inc.*,#	26,831	171,450
Ariake Japan Co., Ltd.	9,900	755,373
Bellamy’s Australia, Ltd.*	86,999	803,146
China Shengmu Organic Milk, Ltd.*	1,692,000	290,610
Freedom Foods Group, Ltd.	104,088	374,306
Hain Celestial Group, Inc.*	62,417	2,248,260
Ichitan Group PCL*	424,300	107,927
Rock Field Co., Ltd.	29,600	519,166
SunOpta, Inc.*	61,047	570,790
Wessanen	42,216	801,872

		6,781,203
Personal Products – 11.1%
Blackmores, Ltd.	9,290	1,137,703
HS Vital Co., Ltd.*	12,247	67,119
Nature’s Sunshine Products, Inc.	11,661	115,444
Sagittarius Life Science Corp.	27,206	62,423

		1,382,689
Specialty Retail – 5.6%
DavidsTea, Inc.*,#	18,583	78,978
L’Occitane International SA	271,500	515,731
Naturhouse Health SAU	21,656	105,453

		700,162
Total Common Stocks (cost $12,673,639)		13,429,715
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 1.9%
Janus Cash Collateral Fund LLC, 1.0003%ºº,£	238,150	238,150
Money Markets – 1.1%
State Street Institutional U.S. Government Money Market Fund, 0.9659%ºº	143,632	143,632
Total Investment Companies (total cost $381,782)		381,782
Total Investments (total cost $13,055,421) – 110.8%		13,811,497
Liabilities, net of Cash, Receivables and Other Assets – (10.8%)		(1,348,066)
Net Assets - 100%		$12,463,431

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2017

The Organics ETF

Schedule of Investments

October 31, 2017

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$4,369,464	31.6%
Denmark	2,600,983	18.8
Australia	2,315,155	16.8
Japan	1,274,539	9.2
Netherlands	801,872	5.8
Canada	649,768	4.7
Luxembourg	515,731	3.7
United Kingdom	427,595	3.1
China	290,610	2.1
United Arab Emirates	138,303	1.0
Thailand	107,927	0.8
Spain	105,453	0.8
Hong Kong	84,555	0.6
South Korea	67,119	0.5
Taiwan, Province Of China	62,423	0.5
Total	$13,811,497	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/17
Investment Companies – 1.9%
Investments Purchased with Cash Collateral from Securities Lending – 1.9%
Janus Cash Collateral Fund LLC, 1.0003%ºº	$16,237	Δ	$—	$—	$238,150

	Share Balance at 10/31/16		Purchases	Sales	Share Balance at 10/31/17
Investment Companies – 1.9%
Investments Purchased with Cash Collateral from Securities Lending – 1.9%
Janus Cash Collateral Fund LLC, 1.0003%ºº	—		1,571,318	(1,333,168)	238,150

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Organics ETF

Notes to Schedule of Investments and Other Information

Solactive Organics Index	Solactive Organics Index is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverage, cosmetics, supplements, or packaging.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

PCL	Public Company Limited

PLC	Public Limited Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2017.

ºº	Rate shown is the 7-day yield as of October 31, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$13,429,715	$—	$—
Investment Companies	143,632	238,150	—

Total Assets	$13,573,347	$238,150	$—

8 ½ OCTOBER 31, 2017

The Organics ETF

Statement of Assets and Liabilities

October 31, 2017

Assets:
Unaffiliated investments, at value(1)(2)	$13,573,347
Affiliated investments, at value(3)	238,150
Cash denominated in foreign currency(4)	3
Receivables:
Investments sold	1,262,133
Dividends	5,987
Affiliated securities lending income, net	2,698
Total Assets	15,082,318
Liabilities:
Collateral on securities loaned (Note 2)	238,150
Payables:
Investments purchased	2,375,698
Management fees	5,039
Total Liabilities	2,618,887
Net Assets	$12,463,431
Net Assets Consists of:
Capital (par value and paid-in surplus)	$11,771,190
Undistributed net investment income/(loss)	31,033
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(94,891)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	756,099
Total Net Assets	$12,463,431
Net Assets	$12,463,431
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	400,001
Net Asset Value Per Share	$31.16

(1)	Includes cost of $12,817,271.
(2)	Includes $227,391 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $238,150.
(4)	Includes cost of $3.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Organics ETF

Statement of Operations

For the year ended October 31, 2017

Investment Income:
Dividends	$72,661
Affiliated securities lending income, net	16,237
Foreign tax withheld	(7,142)
Total Investment Income	81,756
Expenses:
Management Fees	26,569
Total Expenses	26,569
Net Investment Income/(Loss)	55,187
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	479,486
Total Net Realized Gain/(Loss) on Investments	479,486
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	836,970
Total Change in Unrealized Net Appreciation/Depreciation	836,970
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,371,643

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2017

The Organics ETF

Statements of Changes in Net Assets

	Year ended October 31, 2017	Period ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$55,187	$6,273
Net realized gain/(loss) on investments	479,486	(936)
Change in unrealized net appreciation/depreciation	836,970	(80,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,371,643	(75,534)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(45,437)	(3,120)
Capital Share Transactions	8,671,208	2,544,671
Net Increase/(Decrease) in Net Assets	9,997,414	2,466,017
Net Assets:
Beginning of period	2,466,017	—
End of period	$12,463,431	$2,466,017

Undistributed Net Investment Income/(Loss)	$31,033	$3,258

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Organics ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2017	2016(1)
Net Asset Value, Beginning of Period	$24.66	$25.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.29	0.06
Net realized and unrealized gain/(loss)	6.39	(0.82)
Total from Investment Operations	6.68	(0.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.03)
Total Dividends and Distributions	(0.18)	(0.03)
Net Asset Value, End of Period	$31.16	$24.66
Total Return*	27.19%	(2.98)%
Net assets, End of Period (in thousands)	$12,463	$2,466
Average Net Assets for the Period (in thousands)	$5,314	$2,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	1.04%	0.63%
Portfolio Turnover Rate(3)	86%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2017

The Organics ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Organics ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers nine Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Janus Detroit Street Trust ½ 13

The Organics ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year/period.

Financial assets of $2,000 were transferred out of Level 2 to Level 1 to reflect the investments unadjusted quoted price as of October 31, 2017.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date

14 ½ OCTOBER 31, 2017

The Organics ETF

Notes to Financial Statements

of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and

Janus Detroit Street Trust ½ 15

The Organics ETF

Notes to Financial Statements

economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

16 ½ OCTOBER 31, 2017

The Organics ETF

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$227,391	$—	$(227,391)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $227,391 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2017 is $238,150, resulting in the net amount due to the counterparty of $10,759.

Janus Detroit Street Trust ½ 17

The Organics ETF

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$31,033	$—	$—	$—	$—	$23	$661,185

During the year ended ended October 31, 2017, capital loss carryovers of $629 were utilized by the Fund.

18 ½ OCTOBER 31, 2017

The Organics ETF

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$13,150,312	$1,070,860	$(409,675)	$661,185

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$45,437	$—	$—	$—

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$3,120	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$555,311	$18,025	$(573,336)

5. Capital Share Transactions

	Year ended October 31, 2017		Period ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Shares sold	400,000	$11,664,634	100,001	$2,544,671
Shares repurchased	(100,000)	(2,993,426)	—	—
Net Increase/(Decrease)	300,000	$8,671,208	100,001	$2,544,671

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,180,511	$5,144,514	$—	$—

Janus Detroit Street Trust ½ 19

The Organics ETF

Notes to Financial Statements

For the year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$11,577,236	$2,964,110	$—	$—

During the year ended October 31, 2017, the Fund had net realized gain/(loss) of $557,351 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The Securities and Exchange Commission (“SEC”) adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation SX was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs

(Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the Investment Company Act of 1940 Act, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger may have caused the pre-merger investment advisory agreement to terminate automatically in accordance with its terms.

On October 24, 2016, the Fund’s Board of Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement to Fund shareholders for approval.

On April 18, 2017, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger on May 30, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

20 ½ OCTOBER 31, 2017

The Organics ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (Unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2017:

Foreign Tax Credits	$7,142
Foreign Source Income	$57,018
Dividends Received Deduction Percentage	23%
Qualified Dividend Income Percentage	87%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

22 ½ OCTOBER 31, 2017

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

Janus Detroit Street Trust ½ 23

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

24 ½ OCTOBER 31, 2017

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management

Janus Detroit Street Trust ½ 25

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the

Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

26 ½ OCTOBER 31, 2017

The Organics ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on March 17, 2017 and adjourned and reconvened on April 6, 2017 and April 18, 2017. At the meetings, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meetings. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new investment advisory agreement.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against/Withhold	Abstain	Broker Non-Votes
2,486,000.000	1,022,442.080	14,891.140	208,127.920	0.000

Janus Detroit Street Trust ½ 27

The Organics ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 12 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	12	Independent Trustee,
Clough Funds Trust
(investment
company) (since
2015); Chairman,
Clough Funds Trust
(investment
company) (since
2017); Independent
Trustee, Clough
Dividend and Income
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Clough Global
Opportunities Fund
(closed-end fund)
(since 2017);
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Elevation ETF Trust
(since 2016);
Chairman, Elevation
ETF Trust (since
2017)

28 ½ OCTOBER 31, 2017

The Organics ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	12	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	12	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	12	Director, Perkins Investment Management LLC (since 2014).

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 29

The Organics ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	10/17-Present; Vice President, Provisional Chief Compliance Officer, and Anti-Money Laundering Officer (9/17-10/17)	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Secretary and Chief Legal Counsel	1/17-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013- 2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

30 ½ OCTOBER 31, 2017

The Organics ETF

Notes

Janus Detroit Street Trust ½ 31

The Organics ETF

Notes

32 ½ OCTOBER 31, 2017

The Organics ETF

Notes

Janus Detroit Street Trust ½ 33

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93071 12-17

ANNUAL REPORT

October 31, 2017

Janus Henderson SG Global Quality Income ETF (formerly named Janus SG Global Quality Income ETF)

Janus Detroit Street Trust

Janus Henderson SG Global Quality Income ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson SG Global Quality Income ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the stocks of quality companies globally with attractive and sustainable dividends.

PERFORMANCE OVERVIEW

•	Global stocks enjoyed strong gains during the period. Stocks rallied through the beginning of the year after the November U.S. presidential election on the expectation that the new administration would champion pro-growth initiatives benefiting the global economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks.

•	During the period since inception, the Janus Henderson SG Global Quality Income ETF (SGQI) returned 14.65% (based on NAV); its primary benchmark, the SGI Global Quality Income Index, returned 14.51%, and its secondary benchmark, the MSCI World Index, returned 18.43%.

•	SGQI seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide investors with a consistent income stream by selecting quality, high-yielding companies across the globe. The strategy’s focus on dividend-generating companies negatively affected its performance given the growth-oriented environment during the period.

Janus Detroit Street Trust ½ 1

Janus Henderson SG Global Quality Income ETF (unaudited)

Fund At A Glance

October 31, 2017

5 Largest Equity Holdings – (% of Net Assets)
Neste OYJ
Oil, Gas & Consumable Fuels	1.6%
Avangrid, Inc.
Electric Utilities	1.5%
Shaw Communications, Inc.
Media	1.4%
Abertis Infraestructuras SA
Transportation Infrastructure	1.4%
AGL Energy, Ltd.
Multi-Utilities	1.4%

7.3%

Sector Allocation – (% of Net Assets)
Utilities	27.0%
Consumer, Non-cyclical	23.3%
Communications	17.2%
Energy	16.3%
Consumer, Cyclical	10.7%
Industrial	4.0%
Basic Materials	1.4%
Investment Companies	1.1%

101.0%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF (unaudited)

Performance

Cumulative Total Return for the period ended October 31, 2017
Since Inception*
Janus Henderson SG Global Quality Income ETF – NAV	14.65%
Janus Henderson SG Global Quality Income ETF – Market Price	14.00%
SGI Global Quality Income Index	14.51%
MSCI World IndexSM	18.43%

Total annual expense ratio (estimated) as stated in the December 5, 2016 prospectus: 0.45%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

The ETF is new and has less than one year of operating history.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The SGI Global Quality Income Index is the exclusive property of Societe Generale (“SG”) and is being used under license. SG has contracted with Solactive AG to maintain and calculate the Index. Neither SG nor Solactive have passed on the legality or suitability of SGQI, nor make any warranties or bear any liability for any errors or omissions in calculating the Index. SGQI is not sponsored, endorsed, or promoted by SG. “SGI Global Quality Income Index” is a service mark of Societe Generale. SG, Solactive, Janus Henderson and ALPS are unaffiliated.

*	The Fund commenced operations on December 7, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson SG Global Quality Income ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Net Annualized Expense Ratio (5/1/17 - 10/31/2017)
$1,000.00	$1,068.90	$2.35	$1,000.00	$1,022.94	$2.29	0.45%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

Janus Henderson SG Global Quality Income ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson SG Global Quality Income ETF Fund (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 7, 2016 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion.

Denver, Colorado

December 20, 2017

Janus Detroit Street Trust ½ 5

Janus Henderson SG Global Quality Income ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – 99.9%
Auto Components – 1.4%
Nokian Renkaat OYJ	14,133	$648,197
Chemicals – 1.4%
BASF SE	6,113	666,700
Diversified Telecommunication Services – 13.1%
AT&T, Inc.	18,018	606,306
BCE, Inc.	13,623	629,526
Elisa OYJ	14,913	600,929
Proximus SADP	18,795	624,233
Singapore Telecommunications, Ltd.	235,600	648,488
Spark New Zealand, Ltd.	248,728	627,039
Swisscom AG	1,246	630,000
Telia Co. AB	134,198	621,153
TELUS Corp.	17,856	647,143
Verizon Communications, Inc.	13,440	643,373

		6,278,190
Electric Utilities – 18.9%
American Electric Power Co., Inc.	8,759	651,757
Avangrid, Inc.	13,405	693,441
CLP Holdings, Ltd.	62,500	635,671
Duke Energy Corp.	7,385	652,169
Endesa SA	27,478	629,006
Fortis, Inc.	17,499	644,929
Fortum OYJ	30,464	646,965
Great Plains Energy, Inc.	20,234	664,282
Hydro One, Ltd.	35,198	622,811
OGE Energy Corp.	17,433	642,232
Power Assets Holdings, Ltd.	73,500	636,853
PPL Corp.	17,127	643,290
Red Electrica Corp. SA	29,746	658,746
SSE PLC	34,757	637,870

		9,060,022
Food & Staples Retailing – 1.3%
Wesfarmers, Ltd.	19,273	617,703
Food Products – 6.6%
Flowers Foods, Inc.	33,945	645,973
Kellogg Co.	10,382	649,186
Orkla ASA	62,375	609,502
Tate & Lyle PLC	73,007	626,780
WH Group, Ltd.	634,056	642,126

		3,173,567
Hotels, Restaurants & Leisure – 6.7%
Cracker Barrel Old Country Store, Inc.#	4,273	667,143
Crown Resorts, Ltd.	69,816	621,500
Las Vegas Sands Corp.	10,394	658,772
Sands China, Ltd.	132,400	623,664
Tabcorp Holdings, Ltd.	191,523	659,357

		3,230,436
Household Durables – 2.7%
Garmin, Ltd.	11,719	663,413
Persimmon PLC	17,226	640,965

		1,304,378
Media – 1.4%
Shaw Communications, Inc. - Class B	29,441	672,820
Multi-Utilities – 6.8%
AGL Energy, Ltd.	34,509	668,639
CenterPoint Energy, Inc.	21,910	648,098
Dominion Energy, Inc.	8,168	662,751

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks – (continued)
Multi-Utilities – (continued)
National Grid PLC	51,886	$ 624,253
NorthWestern Corp.	10,934	648,167

		3,251,908
Oil, Gas & Consumable Fuels – 17.7%
Caltex Australia, Ltd.	24,931	654,909
Chevron Corp.	5,382	623,720
Enagas SA	22,305	642,589
Eni SpA	39,082	639,221
Exxon Mobil Corp.	7,788	649,130
Inter Pipeline, Ltd.	30,803	627,004
Neste OYJ	13,882	773,499
Pembina Pipeline Corp.	18,711	619,055
Repsol SA	35,289	661,253
Royal Dutch Shell PLC - Class A	21,009	659,949
Total SA	11,872	662,056
TransCanada Corp.	12,811	608,699
Woodside Petroleum, Ltd.	27,671	651,990

		8,473,074
Pharmaceuticals – 6.2%
GlaxoSmithKline PLC	31,891	574,897
Orion OYJ - Class B	14,344	588,193
Pfizer, Inc.	17,664	619,300
Roche Holding AG	2,553	590,356
Sanofi	6,504	615,921

		2,988,667
Road & Rail – 1.3%
ComfortDelGro Corp., Ltd.	423,700	628,211
Textiles, Apparel & Luxury Goods – 1.3%
Hugo Boss AG	6,968	623,739
Tobacco - 5.2%
Altria Group, Inc.	9,826	631,026
Japan Tobacco, Inc.	19,500	643,021
KT&G Corp.	6,883	651,223
Philip Morris International, Inc.	5,605	586,507

		2,511,777
Transportation Infrastructure – 5.2%
Abertis Infraestructuras SA	31,079	672,336
Macquarie Infrastructure Corp.	8,858	616,074
Sydney Airport	112,290	612,159
Transurban Group	66,405	617,612

		2,518,181
Wireless Telecommunication Services – 2.7%
Freenet AG	18,772	627,296
NTT DoCoMo, Inc.	27,500	663,359

		1,290,655
Total Common Stocks (cost $45,737,875)		47,938,225
Investment Companies – 1.1%
Investments Purchased with Cash Collateral from Securities Lending – 1.1%
Janus Cash Collateral Fund LLC, 1.0003%ºº,£	514,073	514,073
Money Markets – 0.0%
State Street Institutional U.S. Government Money Market Fund, 0.9569%ºº	29	29
Total Investment Companies (cost $514,102)		514,102
Total Investments (total cost $46,251,977) – 101.0%		48,452,327
Liabilities, net of Cash, Receivables and Other Assets – (1.0%)		(465,685)
Net Assets – 100%		$47,986,642

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson SG Global Quality Income ETF

Schedule of Investments

October 31, 2017

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$14,016,799	28.9%
Australia	5,103,869	10.5
Canada	5,071,987	10.5
Spain	3,263,930	6.7
Finland	3,257,783	6.7
United Kingdom	3,104,765	6.4
Germany	1,917,735	4.0
Hong Kong	1,914,650	4.0
Switzerland	1,883,769	3.9
Japan	1,306,380	2.7
France	1,277,977	2.6
Singapore	1,276,699	2.6
Netherlands	659,949	1.4
South Korea	651,223	1.3
Italy	639,221	1.3
New Zealand	627,039	1.3
Belgium	624,233	1.3
Macau	623,664	1.3
Sweden	621,153	1.3
Norway	609,502	1.3
Total	$48,452,327	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income		Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/17
Investment Companies – 1.1%
Investments Purchased with Cash Collateral from Securities Lending – 1.1%
Janus Cash Collateral Fund LLC, 1.0003%ºº	$13,202	Δ	$ —	$ —	$514,073

	Share Balance at 10/31/16		Purchases	Sales	Share Balance at 10/31/17
Investment Companies – 1.1%
Investments Purchased with Cash Collateral from Securities Lending – 1.1%
Janus Cash Collateral Fund LLC, 1.0003%ºº	—		10,402,984	(9,888,911)	514,073

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

SGI Global Quality Income Index

SGI Global Quality Income Index (NTR-USD) (SGQINTRD) includes non-financial global developed country stocks, which meet certain criteria for market capitalization, average daily volume, business quality, balance sheet risk and dividend yield.

LLC	Limited Liability Company

PLC	Public Limited Company

#	Loaned security; a portion of the security is on loan at October 31, 2017.

ºº	Rate shown is the 7-day yield as of October 31, 2017.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$47,938,225	$—	$—
Investment Companies	29	514,073	—

Total Assets	$47,938,254	$514,073	$—

Janus Detroit Street Trust ½ 9

Janus Henderson SG Global Quality Income ETF

Statement of Assets and Liabilities

October 31, 2017

Assets:
Unaffiliated investments, at value(1)(2)	$47,938,254
Affiliated investments, at value(3)	514,073
Cash denominated in foreign currency(4)	5,187
Receivables:
Investments sold	15,308
Dividends	98,124
Affiliated securities lending income, net	4,500
Total Assets	48,575,446
Liabilities:
Collateral on securities loaned (Note 2)	514,073
Payables:
Due to custodian	56,915
Investments purchased	37
Management fees	17,779
Total Liabilities	588,804
Net Assets	$47,986,642
Net Assets Consists of:
Capital (par value and paid-in surplus)	$45,675,837
Undistributed net investment income/(loss)	135,222
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(24,617)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	2,200,200
Total Net Assets	$47,986,642
Net Assets	$47,986,642
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	1,700,001
Net Asset Value Per Share	$28.23

(1)	Includes cost of $45,737,904.
(2)	Includes $503,376 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $514,073.
(4)	Includes cost of $5,210.

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Statement of Operations

For the period ended October 31, 2017(1)

Investment Income:
Dividends	$2,011,801
Affiliated securities lending income, net	13,202
Foreign tax withheld	(147,303)
Total Investment Income	1,877,700
Expenses:
Management Fees	169,613
Total Expenses	169,613
Net Investment Income/(Loss)	1,708,087
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,007,954
Total Net Realized Gain/(Loss) on Investments	2,007,954
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	2,200,200
Total Change in Unrealized Net Appreciation/Depreciation	2,200,200
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,916,241

(1)	Period from December 7, 2016 (commencement of operations) through October 31, 2017.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson SG Global Quality Income ETF

Statement of Changes in Net Assets

Period ended October 31, 2017(1)
Operations:
Net investment income/(loss)	$1,708,087
Net realized gain/(loss) on investments	2,007,954
Change in unrealized net appreciation/depreciation	2,200,200
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,916,241
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(1,601,928)
Capital Share Transactions	43,672,329
Net Increase/(Decrease) in Net Assets	47,986,642
Net Assets:
Beginning of period	—
End of period	$47,986,642

Undistributed Net Investment Income/(Loss)	$135,222

(1)	Period from December 7, 2016 (commencement of operations) through October 31, 2017.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Financial Highlights

For a share outstanding during the period ended October 31	2017(1)
Net Asset Value, Beginning of Period	$25.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	1.12
Net realized and unrealized gain/(loss)	2.58
Total from Investment Operations	3.70
Less Dividends and Distributions:
Dividends (from net investment income)	(1.06)
Total Dividends and Distributions	(1.06)
Net Asset Value, End of Period	$28.23
Total Return*	14.65%
Net assets, End of Period (in thousands)	$47,987
Average Net Assets for the Period (in thousands)	$41,816
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.45%
Ratio of Net Investment Income/(Loss)	4.53%
Portfolio Turnover Rate(3)	99%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 7, 2016 (commencement of operations) through October 31, 2017.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson SG Global Quality Income ETF (the “Fund”) (formerly named Janus SG Global Quality Income ETF) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from December 7, 2016 (commencement of operations) through October 31, 2017. The Trust offers nine Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the stocks of quality companies globally with attractive and sustainable dividends. The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (50,000 shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their

14 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements

small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Detroit Street Trust ½ 15

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in

16 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements

many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Janus Detroit Street Trust ½ 17

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$503,376	$—	$(503,376)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $503,376 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2017 is $514,073, resulting in the net amount due to the counterparty of $10,697.

18 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.45% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Period Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$135,222	$—	$—	$—	$—	$(150)	$2,175,733

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$46,276,594	$2,908,512	$(732,779)	$2,175,733

Janus Detroit Street Trust ½ 19

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended October 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$1,601,928	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
2,003,508	$29,063	$(2,032,571)

5. Capital Share Transactions

	Period ended October 31, 2017(1)
	Shares	Amount
Shares sold	2,300,001	$60,294,375
Shares repurchased	(600,000)	(16,622,046)
Net Increase/(Decrease)	1,700,001	$43,672,329

(1)	Period from December 7, 2016 (commencement of operations) through October 31, 2017.

6. Purchases and Sales of Investment Securities

For the period ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$43,394,998	$42,767,228	$—	$—

7. Recent Accounting Pronouncements

The Securities and Exchange Commission (“SEC”) adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation SX was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

20 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Notes to Financial Statements

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

In approving the Fund’s initial investment advisory agreement on October 24, 2016, the Fund’s Board of Trustees also considered the potential post-Merger ownership structure of Janus Capital and have approved a contract (the “Post-Merger Advisory Agreement”) identical in all material respects to the initial investment advisory agreement that will take effect upon the completion of the Merger.

The Post-Merger Advisory Agreement took effect upon the consummation of the Merger on May 30, 2017. In connection with the Merger, the Fund’s name was changed to Janus Henderson SG Global Quality Income ETF effective June 5, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Detroit Street Trust ½ 21

Janus Henderson SG Global Quality Income ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (Unaudited)

For federal income tax purposes, the Fund designated the following for the period ended October 31, 2017

Foreign Tax Credits	$118,113
Foreign Source Income	$1,487,011
Dividends Received Deduction Percentage	20%
Qualified Dividend Income Percentage	85%

Licensing Agreements

“Societe Generale” and other related marks are service marks of Societe Generale and have been licensed for use by Janus Capital. The Underlying Index is the property of Societe Generale and is used under license. The Fund is not sponsored, endorsed, or promoted by Societe Generale. Neither Societe Generale nor any of its affiliates have passed on the Fund as to its legality or suitability, and such parties make no warranties nor bear any liability with respect to the Fund. Neither Societe Generale nor any of its affiliates acts as an investment adviser or fiduciary with respect to the Fund, Janus Capital or the Underlying Index.

The Underlying Index is the exclusive property of Societe Generale, which has contracted with Solactive AG (“Solactive”) to maintain and calculate the Underlying Index. Solactive shall have no liability for any errors or omissions in calculating the Underlying Index.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

22 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS SHORT DURATION INCOME ETF AND JANUS HENDERSON SG GLOBAL QUALITY INCOME ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), including the Independent Trustees, met on October 24, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Henderson Short Duration Income ETF and Janus Henderson SG Global Quality Income ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

(a) The nature, extent and quality of services to be provided by Adviser; personnel and operations of the Adviser. The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board for the Janus SG Global Quality Income ETF, whose investment objective seeks to track the performance of an index; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

(b) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Funds;

Janus Detroit Street Trust ½ 23

Janus Henderson SG Global Quality Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

“fall-out” benefits. The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. The Board also noted that the New Funds had no other comparable equivalents managed by the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

(c) The extent to which economies of scale would be realized as the New Funds grow and whether fee levels would reflect such economies of scale. The Board next discussed potential economies of scale. Since the New Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

(d) Investment performance of the New Funds and the Adviser. Because each New Fund had not commenced operations, the Board did not consider the investment performance of the New Fund. However, for the Janus Short Duration Income ETF, the Board considered the experience of the Adviser with comparable investment strategies.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Fund.

24 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 8 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	12	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015);
Chairman, Clough
Funds Trust
(investment company)
(since 2017);
Independent Trustee,
Clough Dividend and
Income Fund (closed-
end fund) (since
2017); Independent
Trustee, Clough
Global Opportunities
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Elevation ETF Trust
(since 2016);
Chairman, Elevation
ETF Trust (since
2017).

Janus Detroit Street Trust ½ 25

Janus Henderson SG Global Quality Income ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	12	Director, Denver Metro Leadership Foundation (non- profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	12	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	12	Director, Perkins Investment Management LLC (since 2014).

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

26 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	10/17-Present; Vice President, Provisional Chief Compliance Officer, and Anti-Money Laundering Officer (9/17-10/17)	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Secretary and Chief Legal Counsel	1/17-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Detroit Street Trust ½ 27

Janus Henderson SG Global Quality Income ETF

Notes

28 ½ OCTOBER 31, 2017

Janus Henderson SG Global Quality Income ETF

Notes

Janus Detroit Street Trust ½ 29

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93072 12-17

ANNUAL REPORT

October 31, 2017

Janus Henderson Short Duration Income ETF (formerly named Janus Short Duration Income ETF)

Janus Detroit Street Trust

Janus Henderson Short Duration Income ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Short Duration Income ETF seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the 3-month USD LIBOR rate by a moderate amount through various market cycles while at the same time providing low volatility.

PERFORMANCE OVERVIEW

•	Global bond markets started the period wrong-footed as investors digested the results of the U.S. presidential election. Losses were soon pared and both U.S. and global fixed income markets ultimately delivered gains for the period. The yield on 10-year U.S. Treasurys rose from 1.77% in the wake of the election to as high as 2.60% ,but then remained largely range-bound as investors dialed back their expectations of pro-growth reforms and cadence of rate hikes by the Federal Reserve (Fed). Optimism was more evident in riskier assets. The spreads on investment-grade and high-yield corporate bonds narrowed by 37 basis points (bps) and 140 bps, respectively. A main U.S. stock index rose by over 21%.

•	During the period, the Janus Henderson Short Duration Income ETF (VNLA) returned 1.87% (based on NAV); its benchmark, 3-Month USD LIBOR, returned 1.03%. Positive returns were driven by Fund’s cash-based core of corporate credits. Duration positioning – a component of the Fund’s Structural Alpha strategy, which is aimed at hedging the portfolio against downside risk – generated negative returns.

•	Janus Henderson Short Duration Income ETF is an actively managed fixed income ETF with the potential to deliver returns above cash. The strategy seeks to provide a steady income stream with low volatility and capital preservation across economic cycles. Rather than tracking a benchmark, the Fund is designed to move beyond conventional constraints and provide positive absolute returns.

Janus Detroit Street Trust ½ 1

Janus Henderson Short Duration Income ETF (unaudited)

Fund At A Glance

October 31, 2017

Sector Allocation – (% of Net Assets)
Financial	51.5%
Consumer, Cyclical	10.3%
Consumer, Non-cyclical	7.5%
Communications	6.3%
Industrial	6.2%
Technology	3.8%
Utilities	3.8%
Energy	3.7%
Government	2.0%
Basic Materials	1.4%
Diversified	1.0%
Asset-Backed Securities	0.8%
Mortgage-Backed Securities	0.1%

98.4%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF (unaudited)

Performance

Cumulative Total Return for the period ended October 31, 2017
Since Inception*
Janus Henderson Short Duration Income ETF – NAV	1.87%
Janus Henderson Short Duration Income ETF – Market Price	1.95%
3-Month USD LIBOR	1.03%

Total annual expense ratio (estimated) as stated in the November 16, 2016 prospectus: 0.35%.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

Investing involves risk, including the possible loss of principal and fluctuation of value.

The Fund is not a money market fund and does not attempt to maintain a stable net asset value.

The ETF is new and has less than one year of operating history.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

See Financial Highlights for actual expense ratios during the reporting period.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

*	The Fund commenced operations on November 16, 2016.

Janus Detroit Street Trust ½ 3

Janus Henderson Short Duration Income ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Beginning Account Value (5/1/17)	Ending Account Value (10/31/2017)	Expenses Paid During Period (5/1/17 - 10/31/2017)†	Net Annualized Expense Ratio (5/1/17 - 10/31/2017)
$1,000.00	$1,011.30	$1.77	$1,000.00	$1,023.44	$1.79	0.35%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

Janus Henderson Short Duration Income ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Short Duration Income ETF Fund (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations, and the changes in its net assets and the financial highlights for the period from November 16, 2016 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Denver, Colorado

December 20, 2017

Janus Detroit Street Trust ½ 5

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2017

	Principal Amounts	Value
Corporate Bonds – 94.8%
Asset-Backed Securities – 0.8%
American Tower Trust I, 1.5510%, 3/15/43 (144A)	$350,000	$349,453
Applebee’s Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	327,000	322,111
Conn Funding II LP, 2.7300%, 7/15/19 (144A)	46,336	46,350
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	484,000	483,226

		1,201,140
Basic Materials – 1.4%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP, 1.7000%, 5/1/18	490,000	490,005
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP, 1.7000%, 5/1/18 (144A)	253,000	253,002
Incitec Pivot Finance LLC, 6.0000%, 12/10/19 (144A)	450,000	481,637
Sherwin-Williams Co., 2.2500%, 5/15/20	1,000,000	1,002,168

		2,226,812
Communications – 6.3%
Alibaba Group Holding, Ltd., ICE LIBOR USD 3 Month + 0.5200%, 1.8372%, 11/28/17	975,000	974,971
Alibaba Group Holding, Ltd., 2.5000%, 11/28/19	400,000	402,680
Amazon.com, Inc., 3.3000%, 12/5/21	396,000	412,208
Amazon.com, Inc., 2.4000%, 2/22/23 (144A)	1,000,000	992,938
Deutsche Telekom International Finance BV, ICE LIBOR USD 3 Month + 0.5800%, 1.9333%, 1/17/20 (144A)	700,000	702,289
eBay, Inc., 2.2000%, 8/1/19	100,000	100,355
eBay, Inc., ICE LIBOR USD 3 Month + 0.8700%, 2.2480%, 1/30/23	1,700,000	1,711,108
Optus Finance Pty Ltd., 4.6250%, 10/15/19	700,000	729,732
Optus Finance Pty Ltd., 4.0000%, 6/17/22	500,000	398,459
Optus Finance Pty Ltd., 3.2500%, 8/23/22	750,000	578,645
SingTel Group Treasury Pte Ltd., 4.5000%, 9/8/21	841,000	900,355
Telstra Corp., Ltd., 7.7500%, 7/15/20	500,000	434,089
Walt Disney Co., ICE LIBOR USD 3 Month + 0.3900%, 1.7061%, 3/4/22	1,430,000	1,441,647

		9,779,476
Consumer, Cyclical – 9.3%
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.2800%, 1.5964%, 11/19/18	600,000	601,347
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.3400%, 1.6491%, 2/14/20	850,000	852,957
CK Hutchison International 17 II, Ltd., 2.2500%, 9/29/20 (144A)	700,000	696,960
Costco Wholesale Corp., 2.2500%, 2/15/22	1,000,000	997,917
CVS Health Corp., 2.1250%, 6/1/21	1,203,000	1,185,112
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.2500%, 1.5617%, 11/5/18 (144A)	500,000	500,319
Daimler Finance North America LLC, 1.5000%, 7/5/19 (144A)	175,000	173,622
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.6300%, 1.9767%, 1/6/20 (144A)	1,900,000	1,911,561
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 1.5500%, 2.9092%, 1/14/22	500,000	511,132
Hyundai Capital America, 2.7500%, 9/27/26 (144A)	1,000,000	922,003
Hyundai Capital Services, Inc., 3.0000%, 3/6/22 (144A)	400,000	396,943
Lowe’s Cos., Inc., ICE LIBOR USD 3 Month + 0.4200%, 1.7372%, 9/10/19	1,026,000	1,033,203
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 1.0100%, 2.3272%, 3/8/19 (144A)	450,000	454,416
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.3900%, 1.7486%, 7/13/20 (144A)	600,000	600,486
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.6900%, 2.0208%, 9/28/22 (144A)	700,000	701,017
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.2600%, 1.6103%, 1/9/19	1,400,000	1,402,360
Wal-Mart Stores, Inc., ICE LIBOR USD 3 Month – 0.0300%, 1.3087%, 10/9/19	1,500,000	1,500,210

		14,441,565

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2017

	Principal Amounts	Value
Corporate Bonds – (continued)
Consumer, Non-cyclical – 7.0%
Allergan Funding SCS, 2.3500%, 3/12/18	$ 600,000	$ 601,364
Allergan Funding SCS, 2.4500%, 6/15/19	900,000	905,624
Becton Dickinson and Co., ICE LIBOR USD 3 Month + 1.0300%, 2.3461%, 6/6/22	900,000	905,616
Cardinal Health, Inc., ICE LIBOR USD 3 Month + 0.7700%, 2.0900%, 6/15/22	1,200,000	1,204,357
Constellation Brands, Inc., 2.7000%, 5/9/22	1,236,000	1,239,124
Constellation Brands, Inc., 2.6500%, 11/7/22	300,000	298,746
Molson Coors Brewing Co., 2.2500%, 3/15/20 (144A)	740,000	739,916
Molson Coors Brewing Co., 2.2500%, 3/15/20	387,000	386,956
Sysco Corp., 2.6000%, 10/1/20	500,000	506,065
Sysco Corp., 2.6000%, 6/12/22	763,000	765,061
Transurban Finance Co. Pty Ltd., 3.3750%, 3/22/27 (144A)	150,000	146,421
Wesfarmers, Ltd., 1.8740%, 3/20/18	400,000	400,281
Wesfarmers, Ltd., 6.2500%, 3/28/19	800,000	644,598
Wesfarmers, Ltd., 4.7500%, 3/12/20	500,000	401,209
WSO Finance Pty Ltd., 3.5000%, 7/14/23	1,400,000	1,069,063
WSO Finance Pty Ltd., 4.5000%, 3/31/27	800,000	635,202

		10,849,603
Diversified – 1.0%
CK Hutchison International 16, Ltd., 1.8750%, 10/3/21 (144A)	1,100,000	1,067,000
Hutchison Whampoa International 09, Ltd., 7.6250%, 4/9/19	100,000	107,564
Hutchison Whampoa International, Ltd., 5.7500%, 9/11/19 (144A)	350,000	372,338

		1,546,902
Energy – 2.7%
Canadian Natural Resources, Ltd., 1.7500%, 1/15/18	100,000	100,015
Harvest Operations Corp., 2.1250%, 5/14/18	200,000	199,839
Korea National Oil Corp., ICE LIBOR USD 3 Month + 0.6000%, 1.9297%, 3/27/20	800,000	796,992
Shell International Finance BV, ICE LIBOR USD 3 Month + 0.3500%, 1.6603%, 9/12/19	550,000	553,062
Sinopec Group Overseas Development 2013, Ltd., 2.5000%, 10/17/18	500,000	501,316
Sinopec Group Overseas Development 2014, Ltd., 2.7500%, 4/10/19	250,000	251,109
Sinopec Group Overseas Development 2016, Ltd., 1.7500%, 9/29/19 (144A)	750,000	740,989
Sinopec Group Overseas Development 2017, Ltd., 2.3750%, 4/12/20 (144A)	600,000	599,492
Sinopec Group Overseas Development 2017, Ltd., 2.2500%, 9/13/20 (144A)	500,000	497,367

		4,240,181
Financial – 51.5%
Ally Financial, Inc., 3.2500%, 2/13/18	897,000	899,606
Ally Financial, Inc., 8.0000%, 12/31/18	100,000	106,125
American Express Co., ICE LIBOR USD 3 Month + 0.6100%, 1.9868%, 8/1/22	1,150,000	1,149,777
ANZ New Zealand Int’l, Ltd., ICE LIBOR USD 3 Month + 1.0100%, 2.3880%, 7/28/21 (144A)	1,500,000	1,517,013
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.6600%, 1.9883%, 9/23/19 (144A)	600,000	604,859
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.5000%, 1.8164%, 8/19/20 (144A)	1,250,000	1,255,259
Bank Nederlandse Gemeenten NV, 1.5000%, 2/15/19 (144A)	350,000	349,004
Bank Nederlandse Gemeenten NV, 1.8750%, 6/11/19	700,000	701,046
Bank of America Corp., ICE LIBOR USD 3 Month + 1.0700%, 2.3931%, 3/22/18	400,000	401,367
Bank of America Corp., ICE LIBOR USD 3 Month + 1.4200%, 2.7773%, 4/19/21	1,000,000	1,029,896
Bank of America Corp., 90 Day Australian Bank Bill Rate + 1.550%, 3.2400%, 8/5/21	300,000	234,648
Bank of America Corp., ICE LIBOR USD 3 Month + 0.6500%, 1.9711%, 10/1/21	1,200,000	1,202,930
Bank of America Corp., ICE LIBOR USD 3 Month + 1.1600%, 2.5226%, 1/20/23	1,350,000	1,374,580
Bank of Montreal, ICE LIBOR USD 3 Month + 0.6000%, 1.9103%, 12/12/19	1,000,000	1,007,174
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4400%, 1.7600%, 6/15/20	800,000	803,352
Bank of Montreal, ICE LIBOR USD 3 Month + 0.6300%, 1.9472%, 9/11/22 (144A)	500,000	501,326
Bank of Montreal, CDOR USD 3 Month + 1.0800%, 3.1200%, 9/19/24	550,000	433,259
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.6400%, 1.9572%, 3/7/22	500,000	500,397
Bank of Nova Scotia, 2.7000%, 3/7/22	500,000	503,722

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2017

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Bank of Queensland, Ltd., 90 Day Australian Bank Bill Rate + 1.070%, 2.7600%, 11/6/19	$ 1,370,000	$ 1,055,974
Bank of Queensland, Ltd., 90 Day Australian Bank Bill Rate + 1.170%, 2.8600%, 10/26/20	500,000	385,892
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.460%, 3.1600%, 4/20/21	450,000	350,594
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.800%, 4.4900%, 1/29/24	500,000	389,728
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.800%, 4.5350%, 12/9/26	200,000	159,541
BNZ International Funding, Ltd., 2.3500%, 3/4/19 (144A)	800,000	803,564
Cboe Global Markets, Inc., 3.6500%, 1/12/27	350,000	357,758
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.9300%, 2.2472%, 6/7/19	100,000	100,962
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.7900%, 2.1403%, 1/10/20	850,000	856,865
Citigroup, Inc., ICE LIBOR USD 3 Month + 1.0700%, 2.3872%, 12/8/21	2,250,000	2,285,996
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.9600%, 2.3274%, 4/25/22	750,000	758,240
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.5400%, 1.8561%, 3/2/20	400,000	400,991
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.5700%, 1.8872%, 5/26/20	600,000	601,728
Citizens Bank NA, 2.2500%, 10/30/20	1,100,000	1,098,449
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.8100%, 2.1272%, 5/26/22	300,000	300,680
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8300%, 2.1461%, 9/6/21	1,000,000	1,009,809
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.6800%, 2.0011%, 9/18/22 (144A)	1,200,000	1,203,457
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 2.650%, 4.3850%, 6/3/26	1,300,000	1,039,796
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 2.094%, 3.3750%, 10/20/26	500,000	500,550
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.8300%, 2.1803%, 1/10/22	1,200,000	1,215,690
DBS Bank, Ltd., 90 Day Australian Bank Bill Rate + 0.5100%, 2.2450%, 9/4/20	1,000,000	766,582
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 0.4900%, 1.8072%, 6/8/20 (144A)	800,000	801,280
DEXUS Finance Pty Ltd., 5.7500%, 9/10/18	100,000	78,798
DEXUS Finance Pty Ltd., 4.2000%, 11/9/22	2,200,000	1,739,591
E*TRADE Financial Corp., 2.9500%, 8/24/22	1,300,000	1,300,328
First Republic Bank, 2.5000%, 6/6/22	1,300,000	1,290,553
GAIF Bond Issuer Pty Ltd., 5.5000%, 3/20/18	900,000	698,094
GAIF Bond Issuer Pty Ltd., 3.4000%, 9/30/26	701,000	688,338
GAIF Bond Issuer Pty Ltd., 3.4000%, 9/30/26 (144A)	350,000	343,678
General Property Trust, 3.5910%, 11/7/23	600,000	457,882
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 0.8000%, 2.1167%, 12/13/19	500,000	503,850
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.7700%, 3.0872%, 2/25/21	380,000	394,419
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.0500%, 2.3661%, 6/5/23	1,350,000	1,361,995
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	1,000,000	996,411
GPT Wholesale Shopping Centre Fund No 1, 3.9930%, 9/11/24	1,000,000	770,850
International Lease Finance Corp., 3.8750%, 4/15/18	1,006,000	1,015,253
International Lease Finance Corp., 7.1250%, 9/1/18 (144A)	1,500,000	1,562,627
JPMorgan Chase & Co., 2.3500%, 1/28/19	800,000	804,866
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 1.2050%, 2.5830%, 10/29/20	250,000	256,205
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6800%, 1.9961%, 6/1/21	600,000	603,406
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.9000%, 2.2674%, 4/25/23	1,900,000	1,924,732
Liberty Financial Pty Ltd., 3.7500%, 4/9/18	900,000	690,286
Lloyds Banking Group PLC, 3.6500%, 3/20/23	1,500,000	1,154,420
Lloyds Banking Group PLC, 2.9070%, 11/7/23	400,000	400,000
Macquarie Bank, Ltd., ICE LIBOR USD 3 Month + 0.3500%, 1.6856%, 4/4/19 (144A)	1,400,000	1,401,223

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2017

	Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Macquarie Bank, Ltd., ICE LIBOR USD 3 Month + 1.1200%, 2.4980%, 7/29/20 (144A)	$ 1,000,000	$ 1,016,583
Mizuho Financial Group, Inc., ICE LIBOR USD 3 Month + 0.8800%, 2.1972%, 9/11/22	1,100,000	1,103,686
Morgan Stanley, 2.1250%, 4/25/18	600,000	601,100
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8500%, 2.2148%, 1/24/19	800,000	805,225
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8000%, 2.1091%, 2/14/20	353,000	354,755
Morgan Stanley, ICE LIBOR USD 3 Month + 1.1800%, 2.5426%, 1/20/22	1,350,000	1,370,838
Morgan Stanley, ICE LIBOR USD 3 Month + 1.4000%, 2.7648%, 10/24/23	400,000	411,241
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.080%, 2.7700%, 11/5/20	2,000,000	1,554,517
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.850%, 3.5600%, 3/26/25	650,000	505,929
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.400%, 4.1200%, 9/21/26	1,000,000	795,410
Nederlandse Waterschapsbank NV, 1.7500%, 9/5/19	700,000	698,953
Nissan Financial Services Australia Pty Ltd., 2.5000%, 9/6/19	250,000	191,357
Nordea Bank AB, 2.3750%, 4/4/19	400,000	402,638
Nordea Bank AB, ICE LIBOR USD 3 Month + 0.4700%, 1.7872%, 5/29/20 (144A)	400,000	402,045
Nordea Bank AB, 2.5000%, 9/17/20 (144A)	200,000	201,726
Oversea-Chinese Banking Corp., Ltd., ICE LIBOR USD 3 Month + 1.848%, 3.7500%, 11/15/22	850,000	850,436
Oversea-Chinese Banking Corp., Ltd., USD SWAP SEMI 30/360 5YR + 2.2030%, 4.0000%, 10/15/24	250,000	255,998
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.4800%, 1.8580%, 7/29/19	200,000	200,952
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.7300%, 2.1068%, 2/1/22	500,000	505,200
Royal Bank of Canada, CDOR USD 3 Month + 1.0800%, 3.0400%, 7/17/24	850,000	668,224
Scentre Group Trust 1 / Scentre Group Trust 2, 2.3750%, 11/5/19 (144A)	500,000	501,224
Shopping Centres Australasia Property Retail Trust, 3.7500%, 4/20/21	600,000	463,892
Shopping Centres Australasia Property Retail Trust, 3.9000%, 6/7/24	600,000	458,102
Simon Property Group LP, 2.3500%, 1/30/22	500,000	498,439
Simon Property Group LP, 2.6250%, 6/15/22	780,000	783,218
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 1.1400%, 2.4973%, 10/19/21	700,000	711,581
Sumitomo Mitsui Financial Group, Inc., 2.7840%, 7/12/22	420,000	421,131
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.7400%, 2.0939%, 10/18/22	500,000	500,000
Sumitomo Mitsui Trust Bank, Ltd., 2.0500%, 3/6/19 (144A)	400,000	400,006
Toronto-Dominion Bank, 2.1250%, 7/2/19	800,000	803,660
Toronto-Dominion Bank, 2.2500%, 9/25/19 (144A)	1,000,000	1,005,324
Toronto-Dominion Bank, 1.8500%, 9/11/20	360,000	357,872
Toronto-Dominion Bank, ICE LIBOR USD 3 Month + 0.9300%, 2.2492%, 12/14/20	1,000,000	1,018,491
Toronto-Dominion Bank, 2.5000%, 12/14/20	800,000	808,044
United Overseas Bank, Ltd., USD SWAP SEMI 30/360 5YR + 1.654%, 2.8800%, 3/8/27	500,000	495,747
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.0100%, 2.3272%, 12/7/20	500,000	510,219
Wells Fargo & Co., 2.5000%, 3/4/21	800,000	803,172
Wells Fargo & Co., ICE LIBOR USD 3 Month + 0.9300%, 2.2392%, 2/11/22	83,000	83,870
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.1100%, 2.4748%, 1/24/23	850,000	867,255
Wells Fargo Bank NA, ICE LIBOR USD 3 Month + 0.6500%, 1.9661%, 12/6/19	250,000	252,453
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.4300%, 1.7461%, 3/6/20	380,000	381,280
Westpac Banking Corp., ICE LIBOR USD 3 Month + 1.0000%, 2.3091%, 5/13/21	200,000	203,052
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 2.1664%, 8/19/21	500,000	506,333
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 2.2064%, 1/11/22	450,000	455,345
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.110%, 2.8000%, 2/7/22	2,000,000	1,557,038
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.7100%, 2.0408%, 6/28/22	750,000	754,412
Westpac Banking Corp., US Treasury Yield Curve Rate + 2.900%, 3.6250%, 2/28/23	500,000	501,057

		80,456,301

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2017

	Principal Amounts	Value
Corporate Bonds – (continued)
Government – 2.0%
Airservices Australia, 2.7500%, 5/15/23	$ 500,000	$ 381,788
Argentina Treasury Bill, 0%, 11/24/17¤	485,886	484,997
Argentina Treasury Bill, 0%, 12/15/17¤	600,000	597,879
Argentina Treasury Bill, 0%, 3/16/18¤	107,891	106,613
Export-Import Bank of Korea, ICE LIBOR USD 3 Month + 0.7000%, 2.0172%, 5/26/19	308,000	308,893
International Bank for Reconstruction & Development, 3.5000%, 1/22/21	1,850,000	1,300,190

		3,180,360
Industrial – 6.2%
Asciano Finance, Ltd., 5.0000%, 4/7/18 (144A)	1,450,000	1,467,351
Australia Pacific Airports Melbourne Pty Ltd., 5.0000%, 6/4/20	200,000	161,703
Australia Pacific Airports Melbourne Pty Ltd., 3.7500%, 11/4/26	100,000	75,381
Brisbane Airport Corp Pty Ltd., 6.0000%, 10/21/20	260,000	215,149
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.1800%, 1.4961%, 12/6/18 (144A)	650,000	650,392
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5900%, 1.9061%, 6/6/22	1,800,000	1,814,148
General Electric Co., 2.7000%, 10/9/22	1,300,000	1,317,563
New Terminal Financing Co. Pty Ltd., 90 Day Australian Bank Bill Rate + 1.450%, 3.1550%, 7/12/24	2,700,000	2,083,669
Perth Airport Pty Ltd., 6.0000%, 7/23/20	464,000	382,127
QPH Finance Co. Pty Ltd., 5.7500%, 7/29/20	750,000	616,175
QPH Finance Co. Pty Ltd., 5.0000%, 7/7/21	150,000	121,856
Sydney Airport Finance Co. Pty Ltd., 7.7500%, 7/6/18	206,000	163,728
Sydney Airport Finance Co. Pty Ltd., 5.1250%, 2/22/21 (144A)	200,000	214,766
Sydney Airport Finance Co. Pty Ltd., 3.9000%, 3/22/23 (144A)	400,000	416,144

		9,700,152
Technology – 3.8%
Apple, Inc., 2.1000%, 9/12/22 (144A)	1,400,000	1,384,960
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.0000%, 1/15/22 (144A)	1,165,000	1,179,212
IBM Credit LLC, ICE LIBOR USD 3 Month + 0.2600%, 1.6226%, 1/20/21	1,600,000	1,601,543
International Business Machines Corp., ICE LIBOR USD 3 Month + 0.2300%, 1.6045%, 1/27/20	350,000	351,166
Oracle Corp., 1.9000%, 9/15/21	1,500,000	1,484,126

		6,001,007
Utilities – 2.8%
AGL Energy, Ltd., 5.0000%, 11/5/21	150,000	121,369
AusNet Services Holdings Pty Ltd., 5.2500%, 2/14/20	200,000	161,539
ETSA Utilities Finance Pty Ltd., 90 Day Australian Bank Bill Rate + 1.0200%, 2.7300%, 8/29/22	1,000,000	766,428
ETSA Utilities Finance Pty Ltd., 3.5000%, 8/29/24	800,000	608,572
Korea Gas Corp., 2.8750%, 7/29/18	450,000	451,458
Korea Gas Corp., 4.2500%, 11/2/20	370,000	386,539
Korea Gas Corp., 2.7500%, 7/20/22 (144A)	800,000	793,332
Korea South-East Power Co., Ltd., 5.7500%, 9/25/20	670,000	547,217
State Grid Overseas Investment 2016, Ltd., 2.2500%, 5/4/20 (144A)	500,000	498,042

		4,334,496
Total Corporate Bonds (cost $148,144,974)		147,957,995
Mortgage-Backed Securities – 0.1%
CGDB Commercial Mortgage Trust 2017-BIO, ICE LIBOR USD 1 Month + 0.9500%, 2.1770%, 5/15/30 (144A)	268,200	268,284
Commercial Paper – 3.5%
Mondelez International, Inc., 1.4231%, 11/6/17 (144A)	725,000	724,854
ONEOK, Inc., 1.2857%, 11/6/17 (144A)	1,600,000	1,599,600
Mattel, Inc., 1.4222%, 11/2/17	1,500,000	1,499,933
CNPC Finance, Ltd., 1.1990%, 11/13/17 (144A)	1,600,000	1,599,211
Total Commercial Paper (cost $5,423,598)		5,423,598
Total Investments (total cost $153,836,772) – 98.4%		153,649,877
Cash, Receivables and Other Assets, net of Liabilities – 1.6%		2,434,312
Net Assets – 100%		$156,084,189

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2017

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$74,689,484	48.6%
Australia	38,065,174	24.8
Canada	9,900,077	6.4
Netherlands	4,220,044	2.7
Singapore	4,070,398	2.7
South Korea	3,681,374	2.4
Cayman Islands	3,621,513	2.4
Japan	3,136,404	2.0
China	3,088,315	2.0
New Zealand	2,320,577	1.5
Hong Kong	1,599,211	1.0
United Kingdom	1,554,420	1.0
Luxembourg	1,506,988	1.0
Argentina	1,189,489	0.8
Sweden	1,006,409	0.7
Total	$153,649,877	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation (Depreciation)
Bank of America N.A.:
New Zealand Dollar	11/21/17	(1,900,000)	$1,366,892	$65,788
Barclays Bank PLC:
Australian Dollar	11/21/17	(21,700,000)	16,992,228	357,025
BNP Paribas S.A.:
Australian Dollar	11/21/17	(1,500,000)	1,166,370	16,471
Citibank N.A.:
Canadian Dollar	11/21/17	(1,420,000)	1,135,379	33,651
J.P. Morgan Chase Bank:
Australian Dollar	11/21/17	(2,600,000)	2,047,716	54,558
Australian Dollar	11/21/17	(8,320,000)	6,514,693	136,587
Euro	11/21/17	(105,000)	123,658	1,218
				192,363
Morgan Stanley & Co.:
Euro	11/21/17	105,000	(124,544)	(2,104)
Total				$663,194

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
10-Year U.S. Treasury Note	20	12/19/17	$2,498,750	$53,683	$1,563
3-Year Australian Bond	63	12/15/17	5,390,429	(26,985)	(5,900)
5-Year U.S. Treasury Note	194	12/29/17	22,734,375	186,206	13,641
Total				$212,904	$9,304

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2017

Schedule of OTC Credit Default Swaps – Sell Protection(1)

Counterparty/ Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts at Value Asset/(Liability)
Morgan Stanley & Co.:
Foreign Government Bonds
United Mexican States, Fixed Rate 1.00% Paid Quarterly	BBB+	12/20/17	500,000 USD	$238	$891	$1,129

(1)	If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.
(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of protection.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2017

	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$—	$—	$665,298	$665,298
Outstanding swap contracts, at value	1,129	—	—	1,129
Variation margin receivable	—	15,204	—	15,204
Total Asset Derivatives	$1,129	$15,204	$665,298	$681,631

	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Liability Derivatives:
Forward foreign currency exchange contracts	$—	$—	$2,104	$2,104
Variation margin payable	—	5,900	—	5,900
Total Liability Derivatives	$—	$5,900	$2,104	$8,004

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended October 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$(703,011)	$(703,011)
Futures contracts	—	(193,178)	—	(193,178)
Swap contracts	2,527	—	—	2,527
Total	$2,527	$(193,178)	$(703,011)	$(893,662)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$663,194	$663,194
Futures contracts	—	212,904	—	212,904
Swap contracts	891	—	—	891
Total	$891	$212,904	$663,194	$876,989

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended October 31, 2017

Market Value
Forward foreign currency exchange contracts, purchased	$10,203
Forward foreign currency exchange contracts, sold	10,121,898
Futures contracts, purchased	84,656
Futures contracts, sold	10,813,166
Credit default swaps, long	1,933

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Short Duration Income ETF

Notes to Schedule of Investments and Other Information

LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

LLC	Limited Liability Company

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended October 31, 2017 is $38,818,202, which represents 24.9% of net assets.

¤	Zero coupon bond.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Corporate Bonds	$—	$147,957,995	$—
Mortgage-Backed Securities	—	268,284	—
Commercial Paper	—	5,423,598	—

Total Investments in Securities	$—	$153,649,877	$—
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$—	$665,298	$—
Outstanding Swap Contracts, at Value	—	1,129	—
Variation Margin Receivable	15,204	—	—

Total Assets	$15,204	$154,316,304	$—

Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$—	$2,104	$—
Variation Margin Payable	5,900	—	—

Total Liabilities	$5,900	$2,104	$—

(a)	Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments, at value(1)	$153,649,877
Cash	4,750,748
Cash denominated in foreign currency(2)	76,734
Forward foreign currency exchange contracts	665,298
Variation margin receivable	15,204
Deposits with brokers for futures	210,000
Outstanding swap contracts, at value(3)	1,129
Receivables:
Investments sold	898,758
Interest	663,778
Total Assets	160,931,526
Liabilities:
Forward foreign currency exchange contracts	2,104
Variation margin payable	5,900
Payables:
Investments purchased	4,796,708
Management fees	42,625
Total Liabilities	4,847,337
Net Assets	$156,084,189
Net Assets Consists of:
Capital (par value and paid-in surplus)	$155,558,371
Undistributed net investment income/(loss)	666,239
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(824,643)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	684,222
Total Net Assets	$156,084,189
Net Assets	$156,084,189
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	3,100,001
Net Asset Value Per Share	$50.35

(1)	Includes cost of $153,836,772.
(2)	Includes cost of $76,858.
(3)	Net premiums paid of $238.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Short Duration Income ETF

Statement of Operations

For the period ended October 31, 2017(1)

Investment Income:
Interest	$1,314,412
Foreign tax withheld	(2,065)
Total Investment Income	1,312,347
Expenses:
Management Fees	222,976
Total Expenses	222,976
Net Investment Income/(Loss)	1,089,371
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	479,179
Forward foreign currency exchange contracts	(703,011)
Futures contracts	(193,178)
Swap contracts	2,527
Total Net Realized Gain/(Loss) on Investments	(414,483)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	(192,767)
Forward foreign currency exchange contracts	663,194
Futures contracts	212,904
Swap contracts	891
Total Change in Unrealized Net Appreciation/Depreciation	684,222
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,359,110

(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Statement of Changes in Net Assets

Period ended October 31, 2017(1)
Operations:
Net investment income/(loss)	$1,089,371
Net realized gain/(loss) on investments	(414,483)
Change in unrealized net appreciation/depreciation	684,222
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,359,110
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(833,292)
Capital Share Transactions	155,558,371
Net Increase/(Decrease) in Net Assets	156,084,189
Net Assets:
Beginning of period	—
End of period	$156,084,189

Undistributed Net Investment Income/(Loss)	$666,239

(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 17

Janus Henderson Short Duration Income ETF

Financial Highlights

For a share outstanding during the period ended October 31	2017(1)
Net Asset Value, Beginning of Period	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.82
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.58)
Total Dividends and Distributions	(0.58)
Net Asset Value, End of Period	$50.35
Total Return*	1.87%
Net assets, End of Period (in thousands)	$156,084
Average Net Assets for the Period (in thousands)	$66,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%
Ratio of Net Investment Income/(Loss)	1.71%
Portfolio Turnover Rate(3)	44%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

18 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short Duration Income ETF (the “Fund”) (formerly named Janus Short Duration Income ETF) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from November 16, 2016 (commencement of operations) through October 31, 2017. The Trust offers nine Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the LIBOR 3-month rate by a moderate amount through various market cycles while at the same time providing low volatility. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital Management LLC (“Janus Capital” or “Janus”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to

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Notes to Financial Statements

“odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends from net investment income are declared daily and distributed monthly for the Fund. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the period ended October 31, 2017 is discussed in further detail below.

The Fund may use derivative instruments for risk management purposes or as part of its investment strategies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•

Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including

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Notes to Financial Statements

inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.
•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund has entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets

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Notes to Financial Statements

and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations. When a contract is closed, a realized gain or loss is reported on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap.

As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

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Notes to Financial Statements

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage and Asset-Backed Securities

The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be

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forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of October 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Received(b)	Net Amount
Bank of America N.A.	$65,788	$—	$—	$65,788
Barclays Bank PLC	357,025	—	—	357,025
BNP Paribas S.A.	16,471	—	—	16,471
Citibank N.A.	33,651	—	—	33,651
J.P. Morgan Chase Bank	192,363	—	—	192,363
Morgan Stanley & Co.	1,129	(1,129)	—	—
Total	$666,427	$(1,129)	$—	$665,298

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Morgan Stanley & Co.	$2,104	$(1,129)	$—	$975

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

26 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.35% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2017, Janus Capital owned 1 share or less than 0.01% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended October 31, 2017, the Fund engaged in cross trades amounting to $14,896,036 in purchases and $1,118,746 in sales, resulting in a net realized gain of $96. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

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Janus Henderson Short Duration Income ETF

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$745,572	$—	$—	$—	$—	$(32,857)	$(186,897)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$153,836,774	$475,049	$(661,946)	$(186,897)

Information on the tax components of derivatives as of October 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$903,629	$2,104	$(29,089)	$(26,985)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended October 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$833,292	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$—	$410,160	$(410,160)

6. Capital Share Transactions

	Period ended October 31, 2017(1)
	Shares	Amount
Shares sold	3,100,001	$155,558,371
Shares repurchased	—	—
Net Increase/(Decrease)	3,100,001	$155,558,371

(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.

28 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the period ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$164,058,635	$24,781,203	$—	$—

8. Recent Accounting Pronouncements

The Securities and Exchange Commission (“SEC”) adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation SX was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

In approving the Fund’s initial investment advisory agreement on October 24, 2016, the Fund’s Board of Trustees also considered the potential post-Merger ownership structure of Janus Capital and have approved a contract (the “Post-Merger Advisory Agreement”) identical in all material respects to the initial investment advisory agreement that will take effect upon the completion of the Merger.

The Post-Merger Advisory Agreement took effect upon the consummation of the Merger on May 30, 2017. In connection with the Merger, the Fund’s name was changed to Janus Henderson Short Duration Income ETF effective June 5, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Short Duration Income ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

30 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS HENDERSON SHORT DURATION INCOME ETF AND JANUS HENDERSON SG GLOBAL QUALITY INCOME ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), including the Independent Trustees, met on October 24, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Henderson Short Duration Income ETF and Janus Henderson SG Global Quality Income ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

(a) The nature, extent and quality of services to be provided by the Advisers; personnel and operations of the Adviser. The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board for the Janus SG Global Quality Income ETF, whose investment objective seeks to track the performance of an index; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

(b) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Funds’; “fall-out” benefits. The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the

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Janus Henderson Short Duration Income ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. The Board also noted that the New Funds had no other comparable equivalents managed by the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

(c) The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board next discussed potential economies of scale. Since the New Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

(d) Investment performance of the Funds and the Adviser. Because each New Fund had not commenced operations, the Board did not consider the investment performance of the New Fund. However, for the Janus Short Duration Income ETF, the Board considered the experience of the Adviser with comparable investment strategies.

Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the independent Trustees voting separately, determined to approve the investment advisory agreement for each New Fund.

32 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 12 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange- Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	12	Independent Trustee,
Clough Funds Trust
(investment
company) (since
2015); Chairman,
Clough Funds Trust
(investment
company) (since
2017); Independent
Trustee, Clough
Dividend and Income
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Clough Global
Opportunities Fund
(closed-end fund)
(since 2017);
Independent Trustee,
Clough Global Equity
Fund (closed-end
fund) (since 2017);
Independent Trustee,
Elevation ETF Trust
(since 2016);
Chairman, Elevation
ETF Trust (since
2017)

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Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	12	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	12	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	12	Director, Perkins Investment Management LLC (since 2014).

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

34 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	10/17-Present; Vice President, Provisional Chief Compliance Officer, and Anti-Money Laundering Officer (9/17-10/17)	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Secretary and Chief Legal Counsel	1/17-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013- 2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Short Duration Income ETF

Notes

36 ½ OCTOBER 31, 2017

Janus Henderson Short Duration Income ETF

Notes

37 ½ OCTOBER 31, 2017

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93073 12-17

Item 2. Code of Ethics.

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Jeffrey B. Weeden, the Chairman of the Board’s Audit Committee is an “audit committee financial expert,” as defined in Item 3 to Form N-CSR: Jeffrey B. Weeden is “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $279,000 for 2017 and $258,400 for 2016.

(b)	Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $5,000 for 2016.

The nature of the services comprising the fees disclosed under this category includes a seed balance sheet audit and additional testing surrounding fund mergers and system conversions.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $72,775 for 2017 and $56,000 for 2016.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, and tax advice.

(d)        All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)        Pre-Approval Policies and Procedures

            (1)        The registrant’s Audit Committee Charter requires the registrant’s Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

            (2)        0%

(f)        Not applicable as less than 50%.

(g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant are $181,415 for 2017 and $158,140 for 2016.

(h)       The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Jeffrey B Weeden, Maureen T. Upton and Clifford J. Weber.

Item 6. Schedule of Investments.

(a)        Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)          Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)        There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)	(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

	(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

	(3)	Not applicable.

(b)         A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JANUS DETROIT STREET TRUST

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen
President and Chief Executive Officer (Principal Executive Officer)

Date:	December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen
President and Chief Executive Officer (Principal Executive Officer)

Date:	December 29, 2017

By:	/s/ Jesper Nergaard
Jesper Nergaard
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Date:	December 29, 2017